                                                            File Nos. 811-4952
                                                                  and 33-11048

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.         ---                         ---
  Post-Effective Amendment No.         21                          X

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  21                                                X


                      KEYSTONE INTERMEDIATE TERM BOND FUND

               (Exact name of Registrant as specified in Charter)


             200 Berkeley Street, Boston, Massachusetts 02116-5034
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (617) 210-3200

              Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                             Boston, MA 02116-5034
                    (Name and Address of Agent for Service)


  It is proposed that this filing will become effective

-X-   immediately upon filing pursuant to paragraph (b)

---   on [date] pursuant to paragraph (b)

---   60 days after filing pursuant to paragraph (a)(1)

---   on (date) pursuant to paragraph (a)(1)

---   75 days after filing pursuant to paragraph (a)(2)

---   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph(a)(i)


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's fiscal period ended June 30, 1997 was filed August 29, 1997.

  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
                             Proposed     Proposed
Title of      Share          Maximum      Maximum
Securities    Amount         Offering     Aggregate    Amount of
Being         Being          Price Per    Offering     Registration
Registered    Registered     Unit*        Price**      Fee
Shares of
Beneficial
Interest,
Without
Par Value     1,638,593      $9.07        $14,862,038  0

* Computed under Rule 457(d) on the basis of the offering price per share at the close of business on August 26, 1997.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 1,638,593 shares of the Fund were redeemed during its fiscal period ended June 30, 1997. All of such shares are being used for a reduction in this filing.

                      KEYSTONE INTERMEDIATE TERM BOND FUND

                                  CONTENTS OF
           POST-EFFECTIVE AMENDMENT NO. 21 to REGISTRATION STATEMENT

       This Post-Effective Amendment No. 21 to Registrant's Registration
        Statement No. 33-11048 consists of the following pages,
                      items of information and documents.


                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

                PART C - OTHER INFORMATION - ITEM 24(a) and (b)

                              Financial Statements

                          Independent Auditors' Report

                              Listing of Exhibits


         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                        Number of Holders of Securities

                                Indemnification

                         Business and Other Connections

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                    Exhibits (including Powers of Attorney)

                      KEYSTONE INTERMEDIATE TERM BOND FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in
Part A of
Form N-1A                  Prospectus Caption
---------                  ------------------

    1                      Cover Page

    2                      Expense Information

    3                      Performance Information
                           Financial Highlights

    4                      Cover Page
                           Description of the Funds
                           Investment Objectives and Policies
                           Investment PRactices and Restrictions
                           General Information

    5                      Management of the Funds
                           General Information

    5a                     Not Applicable

    6                      Description of the Funds
                           Dividends, Distributions and Taxes
                           General Information
                           Shareholder Services

    7                      How to Buy Shares
                           Distribution Plans
                           Shareholder Sevices

    8                      How to Redeem Shares
                           How to Buy Shares
    9                      Not applicable

Items in
Part B of
Form N-1A                  Statement of Additional Information Caption
---------                  -------------------------------------------

   10                      Cover Page

   11                      Table of Contents

   12                      General Information About the Funds

   13                      Investment Objectives and Policies
                           Investment Restrictions
                           Brokerage
                           Appendix

   14                      Management

   15                      Management

   16                      Distribution Plans
                           Investment Advisers

   17                      Allocation of Brokerage

   18                      General Inforamtion About the Funds

   19                      Net Asset Value
                           Distribution Plans
                           Purchase of Shares

   20                      Additional Tax Information

   21                      General Inforamtion About the Funds

   22                      Performance Information

   23                      Financial Statements

                      KEYSTONE INTERMEDIATE TERM BOND FUND

                                     PART A

                                   PROSPECTUS

  PROSPECTUS                                                September 3, 1997


  EVERGREEN(SM) KEYSTONE SHORT AND                            (Logo of
  INTERMEDIATE TERM BOND FUNDS                                Pine Tree)



  EVERGREEN SHORT-INTERMEDIATE BOND FUND
  EVERGREEN INTERMEDIATE-TERM BOND FUND
  EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
  KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
  KEYSTONE INTERMEDIATE TERM BOND FUND


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES


           The Evergreen Keystone Short and Intermediate Term Bond Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide a high level of current income. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.

           A Statement of Additional Information for the Funds dated
September 3, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at
(800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE


EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                14
         Investment Practices and Restrictions             17
MANAGEMENT OF THE FUNDS
         Investment Advisers                               22
         Portfolio Managers                                23
         Administrator                                     23
         Sub-Administrator                                 24
         Distribution Plans                                24
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 25
         How to Redeem Shares                              28
         Exchange Privilege                                29
         Shareholder Services                              30
         Effect of Banking Laws                            31
OTHER INFORMATION
         Dividends, Distributions and Taxes                31
         General Information                               32


                             OVERVIEW OF THE FUNDS

       The following is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

       The Capital Management Group ("CMG") of First Union National Bank ("FUNB") serves as investment adviser to EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States.

       Keystone Investment Management Company ("Keystone") is investment adviser to KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND. Keystone is a subsidiary of FUNB.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND seeks to provide a high level of current income by investing in a broad range of investment grade debt securities, with capital growth as a secondary objective.

       EVERGREEN INTERMEDIATE-TERM BOND FUND seeks to maximize current yield consistent with the preservation of capital.

       EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

       KEYSTONE CAPITAL PRESERVATION AND INCOME FUND seeks a high level of current income consistent with low volatility of principal.

       KEYSTONE INTERMEDIATE TERM BOND FUND seeks current income by investing primarily in investment quality debt securities.

       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C shares of a Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES                 Class A Shares           Class B Shares          Class C Shares
Maximum Sales Charge Imposed on Purchases (as        3.25%                     None                   None
a % of offering price)
Maximum Contingent Deferred Sales Charge (as a       None(1)                  5.00%(2)               1.00%
% of original purchase price or redemption
proceeds, whichever is lower)

       The tables and examples below are designed to help you understand the various costs and expenses that you will bear, directly or indirectly, when you invest in the fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the fund. Annual Fund Operating Expenses are paid out of the fund's assets and include management, distribution and other fees. The tables below show the fund's estimated annual Fund operating expenses as a percentage of the fund's net assets for the fiscal period ended June 30, 1997. The fund's example shows what you would pay if you invested $1,000 over periods indicated. The examples assume that you reinvest all of your dividends and that the fund's average annual return was 5.00%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the fund see "Management of the Funds."

EVERGREEN SHORT-INTERMEDIATE BOND FUND

                                                                                                        EXAMPLES
                                                                                      Assuming Redemption          Assuming no
                            ANNUAL OPERATING EXPENSES*                                 at End of Period            Redemption
                           Class A   Class B   Class C                            Class A   Class B   Class C   Class B   Class C
Management Fees              .50%      .50%      .50%         After 1 Year          $ 40      $ 66     $ 26     $ 16     $ 16
12b-1 Fees3                  .10%     1.00%     1.00%         After 3 Years         $ 55      $ 81     $ 51     $ 51     $ 51
Other Expenses               .12%      .12%      .12%         After 5 Years         $ 71      $108     $ 88     $ 88     $ 88
Total                        .72%     1.62%     1.62%         After 10 Years        $119      $156     $192     $156     $192

EVERGREEN INTERMEDIATE-TERM BOND FUND

                                                                                                     EXAMPLES
                                                                                      Assuming Redemption          Assuming no
                            ANNUAL OPERATING EXPENSES*                                 at End of Period            Redemption
                           Class A   Class B   Class C                            Class A   Class B   Class C   Class B   Class C
Management Fees              .60%      .60%      .60%        After 1 Year          $ 41     $ 68       $ 28      $ 18      $ 18
12b-1 Fees3                  .05%     1.00%     1.00%        After 3 Years         $ 59     $ 87       $ 57      $ 57      $ 57
Other Expenses               .20%      .21%      .20%        After 5 Years         $ 78     $118       $ 97      $ 98      $ 97
Total                        .85%     1.81%     1.80%        After 10 Years        $134     $175       $212      $175      $212

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                                                                                     EXAMPLES
                                                                                      Assuming Redemption          Assuming no
                            ANNUAL OPERATING EXPENSES*                                 at End of Period            Redemption
                           Class A   Class B   Class C                            Class A   Class B   Class C   Class B   Class C
Management Fees              .60%      .60%      .60%        After 1 Year           $ 41      $ 68      $ 28      $ 18      $ 18
12b-1 Fees3                  .05%     1.00%     1.00%        After 3 Years          $ 59      $ 87      $ 57      $ 57      $ 57
Other Expenses               .21%      .21%      .21%        After 5 Years          $ 79      $118      $ 98      $ 98      $ 98
Total                        .86%     1.81%     1.81%        After 10 Years         $135      $175      $213      $175      $213

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

                                                                                                     EXAMPLES
                                                                                      Assuming Redemption          Assuming no
                            ANNUAL OPERATING EXPENSES*                                 at End of Period            Redemption
                           Class A   Class B   Class C                            Class A   Class B   Class C   Class B   Class C
Management Fees              .48%      .48%      .48%        After 1 Year          $ 42      $ 67      $ 27      $ 17      $ 17
12b-1 Fees3                  .25%     1.00%     1.00%        After 3 Years         $ 61      $ 83      $ 53      $ 53      $ 53
Other Expenses               .19%      .19%      .19%        After 5 Years         $ 82      $111      $ 91      $ 91      $ 91
Total                       0.92%     1.67%     1.67%        After 10 Years        $142      $168      $198      $168      $198

KEYSTONE INTERMEDIATE TERM BOND FUND

                                                                                                     EXAMPLES
                                                                                      Assuming Redemption          Assuming no
                            ANNUAL OPERATING EXPENSES*                                 at End of Period            Redemption
                           Class A   Class B   Class C                            Class A   Class B   Class C   Class B   Class C
Management Fees              .64%      .64%      .64%        After 1 Year           $ 44      $ 69      $ 29      $ 19      $ 19
12b-1 Fees3                  .23%     1.00%     1.00%        After 3 Years          $ 67      $ 89      $ 59      $ 59      $ 59
Other Expenses               .25%      .23%      .23%        After 5 Years          $ 92      $121      $101      $101      $101
Total                       1.12%     1.87%     1.87%        After 10 Years         $164      $190      $219      $190      $219

(1) Investments or $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. No sales charge is imposed on redemption made thereafter. See "Shareholder Information" for more information.
(3) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Shareholder Information" for more information. Class A Shares can pay up to 0.75% of average assets as a 12b-1 fee for EVERGREEN SHORT-INTERMEDIATE BOND FUND, KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND and 0.50% of average assets for EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. For the foreseeable future, the Class A shares 12b-1 fees will be limited to 0.10% of average net assets for EVERGREEN SHORT-INTERMEDIATE BOND FUND and 0.25% of average net assets for EVERGREEN INTERMEDIATE-TERM BOND FUND, EVERGREEN INTERMEDIATE-TERM GOVERNMENT FUND, KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND. For the fiscal periods ended June 30, 1997, Class A 12b-1 fees were limited to 0.05% of average net assets for EVERGREEN INTERMEDIATE-TERM BOND FUND, EVERGREEN INTERMEDIATE-TERM GOVERNMENT FUND and 0.10% for EVERGREEN SHORT-INTERMEDIATE BOND FUND.

*The annual operating expenses and examples reflect fee waivers and expense reimbursements. Actual expenses for Class A, Class B and Class C for the most recent fiscal period ended were as follows:

                                                                                      CLASS A    CLASS B    CLASS C
EVERGREEN SHORT-INTERMEDIATE BOND FUND                                                       Not Applicable
EVERGREEN INTERMEDIATE-TERM BOND FUND                                                  1.04%      1.81%      1.80%
EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND                                  .94%      1.89%      1.90%
KEYSTONE CAPITAL PRESERVATION AND INCOME FUND                                          1.47%      2.23%      2.23%
KEYSTONE INTERMEDIATE TERM BOND FUND                                                   1.58%      2.35%      2.35%

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for EVERGREEN SHORT-INTERMEDIATE BOND FUND, KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors. For EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND, the information in the tables for the fiscal year ended June 30, 1997 and the ten month period ended June 30,1996, has been audited by KPMG Peat Marwick LLP. Information for the fiscal periods prior to June 30, 1996 has been audited by other auditors. A report of KPMG Peat Marwick LLP on the audited information with respect to each Fund is incorporated by reference into the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference into the Fund's Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN SHORT-INTERMEDIATE BOND FUND -- CLASS A SHARES

                                                                                                     NINE
                                                 SIX MONTHS                                         MONTHS       YEAR
                                                   ENDED                 YEAR ENDED                 ENDED        ENDED
                          YEAR ENDED JUNE 30,     JUNE 30,              DECEMBER 31,             DECEMBER 31,  MARCH 31,
                            1997        1996      1995(C)     1994     1993     1992     1991      1990(D)       1990
PER SHARE DATA:
NET ASSET VALUE BEGINNING
  OF PERIOD..............     $9.82     $10.02       $9.52    $10.42   $10.41   $10.54    $9.99       $9.72       $9.50
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....      0.63       0.63        0.32      0.65     0.65     0.71     0.73        0.55        0.79
Net realized and
  unrealized gain (loss)
  on investments.........      0.02      (0.19)       0.50     (0.91)    0.19    (0.06)    0.60        0.24        0.20
Total from investment
  operations.............      0.65       0.44        0.82     (0.26)    0.84     0.65     1.33        0.79        0.99
LESS DISTRIBUTIONS FROM:
Net investment income....     (0.64)     (0.64)      (0.32)    (0.64)   (0.65)   (0.67)   (0.70)      (0.52)      (0.77)
Net realized gains.......         0          0           0         0    (0.18)   (0.11)   (0.07)          0           0
In excess of net
  investment income......         0          0           0         0        0        0    (0.01)          0           0
Total distributions......     (0.64)      (.64)       (.32)     (.64)    (.83)    (.78)    (.78)       (.52)       (.77)
NET ASSET VALUE END OF
  PERIOD.................     $9.83      $9.82      $10.02     $9.52   $10.42   $10.41   $10.54       $9.99       $9.72
Total return(b)..........     6.77%      4.45%       8.77%    (2.57%)   8.29%    6.39%   13.74%       8.31%      10.51%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses.........     0.72%      0.79%       0.77%(a)   0.75%   0.93%    0.90%    0.80%       1.01%(a)    1.00%
  Total expenses
    excluding indirectly
    paid expenses            0.72%          --          --        --       --       --       --          --          --
  Total expenses
    excluding waivers and
    reimbursements              --          --          --        --       --       --    0.89%       1.82%(a)    1.50%
  Net investment
    income...............     6.37%      6.35%       6.58%(a)   6.46%   6.15%    6.79%    7.30%       7.53%(a)    7.57%
Portfolio turnover
  rate...................       45%        76%         34%       48%      73%      66%      53%         27%         32%
Net assets end of period
  (thousands)............   $17,703    $18,630     $18,898   $19,127  $22,865  $21,488  $17,680     $11,765      $6,496

                           JANUARY 28,
                              1989
                           (COMMENCE-
                             MENT OF
                              CLASS
                           OPERATIONS)
                             THROUGH
                            MARCH 31,
                              1989
PER SHARE DATA:
NET ASSET VALUE BEGINNING
  OF PERIOD..............      $9.70
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....       0.10
Net realized and
  unrealized gain (loss)
  on investments.........      (0.14)
Total from investment
  operations.............      (0.04)
LESS DISTRIBUTIONS FROM:
Net investment income....      (0.16)
Net realized gains.......          0
In excess of net
  investment income......          0
Total distributions......       (.16)
NET ASSET VALUE END OF
  PERIOD.................      $9.50
Total return(b)..........     (0.31%)
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses.........      1.78%(a)
  Total expenses
    excluding indirectly
    paid expenses                 --
  Total expenses
    excluding waivers and
    reimbursements                --
  Net investment
    income...............      6.10%(a)
Portfolio turnover
  rate...................        18%
Net assets end of period
  (thousands)............    $11,580

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.
(d) The Fund changed its fiscal year end from March 31 to December 31.

EVERGREEN SHORT-INTERMEDIATE BOND FUND -- CLASS B AND CLASS C SHARES

                                                        CLASS B SHARES                                     CLASS C SHARES
                                                                                   JANUARY 25,
                                                                                       1993
                                                                                    (COMMENCE-
                                                                                     MENT OF
                                                                                      CLASS
                                                        SIX MONTHS                 OPERATIONS)                           SIX MONTHS
                                      YEAR ENDED          ENDED      YEAR ENDED      THROUGH           YEAR ENDED          ENDED
                                       JUNE 30,          JUNE 30,   DECEMBER 31,   DECEMBER 31,         JUNE 30,          JUNE 30,
                                   1997        1996      1995(C)        1994           1993         1997        1996      1995(C)
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF
  PERIOD.......................  $   9.84      $10.04       $9.54       $10.44        $10.57        $9.84      $10.05       $9.55
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........      0.54        0.55        0.28         0.58          0.58         0.54        0.55        0.26
Net realized and unrealized
  gain (loss) on investments...      0.01       (0.19)       0.50        (0.92)         0.05         0.01       (0.20)       0.50
Total from investment
  operations...................      0.55        0.36        0.78        (0.34)         0.63         0.55        0.35        0.76
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..........     (0.54)      (0.56)      (0.28)       (0.56)        (0.58)       (0.54)      (0.56)      (0.26)
Net realized gains on
  investments..................         0           0           0            0         (0.18)           0          --          --
Total distributions............     (0.54)      (0.56)      (0.28)       (0.56)        (0.76)       (0.54)      (0.56)      (0.26)
NET ASSET VALUE END OF
  PERIOD.......................     $9.85       $9.84      $10.04        $9.54        $10.44        $9.85       $9.84      $10.05
Total return (b)...............     5.78%       3.62%       8.31%       (3.33%)        6.08%        5.77%       3.51%       8.23%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............     1.62%       1.69%       1.67%(a)      1.50%        1.57%(a)     1.62%       1.69%       1.67%(a)
  Total expenses excluding
    indirectly paid expenses...     1.62%          --          --           --            --        1.62%          --           --
  Net investment income........     5.48%       5.45%       5.68%(a)      5.75%        5.42%(a)     5.47%       5.46%       5.69%(a)
Portfolio turnover rate........       45%         76%         34%          48%           73%          45%         76%         34%
NET ASSETS END OF PERIOD
  (THOUSANDS)..................   $22,237     $21,006     $17,366      $17,625        $8,876       $1,029      $1,155        $527


                                 SEPTEMBER 6,
                                     1994
                                  (COMMENCE-
                                   MENT OF
                                    CLASS
                                 OPERATIONS)
                                   THROUGH
                                 DECEMBER 31,
                                     1994
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF
  PERIOD.......................      $9.85
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........       0.18
Net realized and unrealized
  gain (loss) on investments...      (0.30)
Total from investment
  operations...................      (0.12)
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..........      (0.18)
Net realized gains on
  investments..................         --
Total distributions............      (0.18)
NET ASSET VALUE END OF
  PERIOD.......................      $9.55
Total return (b)...............     (1.27%)
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............      1.65%(a)
  Total expenses excluding
    indirectly paid expenses...         --
  Net investment income........      5.87%(a)
Portfolio turnover rate........        48%
NET ASSETS END OF PERIOD
  (THOUSANDS)..................       $512

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.

EVERGREEN INTERMEDIATE-TERM BOND FUND

                                                    CLASS A SHARES
                                                                   MAY 2,           CLASS B SHARES              CLASS C SHARES
                                                                    1995                   JANUARY 30,                  APRIL 29,
                                                                 (COMMENCE-                    1996                        1996
                                                                   MENT OF                  (COMMENCE-                  (COMMENCE-
                                                        TEN         CLASS                 MENT OF CLASS               MENT OF CLASS
                                             YEAR      MONTHS    OPERATIONS)     YEAR      OPERATIONS)       YEAR      OPERATIONS)
                                            ENDED      ENDED       THROUGH      ENDED        THROUGH        ENDED        THROUGH
                                           JUNE 30,   JUNE 30,   AUGUST 31,    JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                             1997     1996(C)       1995         1997        1996(C)         1997        1996(C)
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD........  $10.10    $10.30        $9.98      $10.10        $10.68        $10.10        $10.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................    0.60      0.48         0.18        0.50          0.20          0.51          0.08
Net realized and unrealized gain (loss) on
  investments..............................    0.08     (0.20)        0.33        0.08         (0.58)         0.07         (0.05)
Total from investment operations...........    0.68      0.28         0.51        0.58         (0.38)         0.58          0.03
LESS DISTRIBUTIONS FROM:
Net investment income......................   (0.59)    (0.48)       (0.19)      (0.49)        (0.20)        (0.49)        (0.08)
Net realized gains on investments..........       0         0            0           0             0             0             0
Tax basis return of capital................   (0.02)        0            0       (0.02)            0         (0.02)            0
Total distributions........................   (0.61)    (0.48)       (0.19)      (0.51)        (0.20)        (0.51)        (0.08)
NET ASSET VALUE END OF PERIOD..............  $10.17    $10.10       $10.30      $10.17        $10.10        $10.17        $10.10
Total return (b)...........................   6.88%     2.72%        5.17%       5.91%        (3.52%)        5.91%         0.33%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...........................   0.85%     0.82%(a)     0.80%(a)    1.81%         1.80%(a)      1.80%         1.80%(a)
  Total expenses excluding indirectly paid
    expenses...............................   0.85%        --           --       1.81%            --         1.80%            --
  Total expenses excluding waivers and
    reimbursements.........................   1.04%     1.10%(a)     1.38%(a)    1.81%         1.89%(a)      1.80%         1.88%(a)
  Net investment income....................   5.92%     6.30%(a)     5.53%(a)    5.00%         5.18%(a)      4.97%         5.30%(a)
Portfolio turnover rate....................     86%       52%          73%         86%           52%           86%           52%
NET ASSETS END OF PERIOD (THOUSANDS).......  $3,038    $2,943         $160      $1,013          $402           $29           $25

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                                 CLASS A SHARES                   CLASS B SHARES              CLASS C SHARES
                                                               MAY 2, 1995               FEBRUARY 9,                   APRIL 10
                                                               (COMMENCE-                    1996                        1996
                                                                 MENT OF                  (COMMENCE-                  (COMMENCE-
                                                                  CLASS                 MENT OF CLASS               MENT OF CLASS
                                         YEAR     TEN MONTHS   OPERATIONS)     YEAR      OPERATIONS)       YEAR      OPERATIONS)
                                        ENDED       ENDED        THROUGH      ENDED        THROUGH        ENDED        THROUGH
                                       JUNE 30,    JUNE 30,    AUGUST 31,    JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                         1997      1996(C)        1995         1997          1996(C)       1997          1996
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD....   $9.99     $10.15         $9.95       $9.99        $10.38         $9.99        $10.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................    0.55       0.46          0.19        0.45          0.18          0.40          0.11
Net realized and unrealized gain (loss)
  on investments.......................    0.03      (0.16)         0.20        0.04         (0.39)         0.09         (0.02)
Total from investment operations.......    0.58       0.30          0.39        0.49         (0.21)         0.49          0.09
LESS DISTRIBUTIONS FROM:
Net investment income..................   (0.55)     (0.46)        (0.19)      (0.46)        (0.18)        (0.46)        (0.11)
Total distributions....................   (0.55)     (0.46)        (0.19)      (0.46)        (0.18)        (0.46)        (0.11)
NET ASSET VALUE END OF PERIOD..........  $10.02      $9.99        $10.15      $10.02         $9.99        $10.02         $9.99
Total return (b).......................   6.00%      3.00%         3.90%       5.03%        (1.99%)        5.03%         0.89%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................   0.86%      0.81%(a)      0.80%(a)    1.81%         1.80%(a)      1.81%         1.80%(a)
  Total expenses excluding indirectly
    paid expenses......................   0.86%         --            --       1.81%            --         1.81%            --
  Total expenses excluding waivers and
    reimbursements.....................   0.94%      1.06%(a)      1.34%(a)    1.89%         1.91%(a)      1.90%         1.91%(a)
  Net investment income................   5.47%      5.49%(a)      5.42%(a)    4.53%         4.62%(a)      4.53%         4.47%(a)
Portfolio turnover rate................     68%        28%           45%         68%           28%           68%           28%
NET ASSETS END OF PERIOD (THOUSANDS)...    $571       $497            $9        $742          $359           $12           $32

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND -- CLASS A SHARES

                                                                                                             DECEMBER 30, 1994
                                                                                                              (COMMENCEMENT OF
                                                                          NINE MONTHS        YEAR ENDED      CLASS OPERATIONS)
                                                                             ENDED          SEPTEMBER 30,         THROUGH
                                                                       JUNE 30, 1997 (D)      1996 (C)       SEPTEMBER 30, 1995
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD.................................        $  9.74            $  9.68            $   9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.46               0.61                0.46
Net realized and unrealized gain on investments.....................           0.03               0.01                0.14
Total from investment operations....................................           0.49               0.62                0.60
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.42)             (0.53)              (0.42)
In excess of net investment income..................................          (0.01)                 0               (0.01)
Tax basis return of capital.........................................              0              (0.03)                  0
Total distributions.................................................          (0.43)             (0.56)              (0.43)
NET ASSET VALUE END OF PERIOD.......................................        $  9.80            $  9.74            $   9.68
Total return (b)....................................................           5.12%              6.56%               6.36%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           0.92%(a)           0.91%               0.86%(a)
  Total expenses excluding indirectly paid expenses.................           0.90%(a)           0.90%               0.82%(a)
  Total expenses excluding waivers and reimbursements...............           1.47%(a)           1.33%               1.27%(a)
  Net investment income.............................................           6.24%(a)           6.31%               6.37%(a)
Portfolio turnover rate.............................................             52%                74%                 67%
NET ASSETS END OF PERIOD (THOUSANDS)................................        $15,751            $22,684            $ 19,293

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND -- CLASS B SHARES

                                                                                                                    JULY 1, 1991
                                                                                                                  (COMMENCEMENT OF
                                     NINE MONTHS                                                                 CLASS OPERATIONS)
                                        ENDED                         YEAR ENDED SEPTEMBER 30,                        THROUGH
                                  JUNE 30, 1997 (D)    1996 (C)     1995       1994        1993        1992      SEPTEMBER 30, 1991
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF
  PERIOD.......................        $  9.75         $   9.68    $  9.62    $  9.91    $   9.88    $  10.06         $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........           0.39             0.55       0.52       0.47        0.45        0.58             0.18
Net realized and unrealized
  gain (loss) on investments...           0.04             0.01       0.03      (0.41)      (0.05)      (0.21)            0.06
Total from investment
  operations...................           0.43             0.56       0.55       0.06        0.40        0.37             0.24
LESS DISTRIBUTIONS FROM:
Net investment income..........          (0.36)           (0.46)     (0.48)     (0.34)      (0.37)      (0.55)           (0.18)
In excess of net investment
  income.......................          (0.01)               0      (0.01)     (0.01)          0           0                0
Tax basis return of capital....              0            (0.03)         0          0           0           0                0
Total distributions............          (0.37)           (0.49)     (0.49)     (0.35)      (0.37)      (0.55)           (0.18)
NET ASSET VALUE END OF
  PERIOD.......................        $  9.81         $   9.75    $  9.68    $  9.62    $   9.91    $   9.88         $  10.06
Total return (b)...............           4.53%            5.90%      5.81%      0.58%       4.16%       3.71%            2.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............           1.67%(a)         1.63%      1.53%      1.50%       1.50%       1.36%            1.19%(a)
  Total expenses excluding
    indirectly paid expenses...           1.65%(a)         1.62%      1.50%        --          --          --               --
  Total expenses excluding
    waivers and
    reimbursements.............           2.23%(a)         2.09%      2.09%      1.93%       1.94%       2.03%            3.19%(a)
  Net investment income........           5.52%(a)         5.63%      5.46%      4.05%       4.44%       5.50%            6.42%(a)
Portfolio turnover rate........             52%              74%        67%        34%         60%         41%               2%
NET ASSETS END OF PERIOD
  (THOUSANDS)..................        $32,694         $ 44,096    $62,998    $95,761    $144,725    $186,742         $ 25,769

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND -- CLASS C SHARES

                                                                                                                 FEBRUARY 1, 1993
                                                                                                                 (COMMENCEMENT OF
                                                              NINE MONTHS                YEAR ENDED             CLASS OPERATIONS)
                                                                 ENDED                 SEPTEMBER 30,                 THROUGH
                                                           JUNE 30, 1997 (D)    1996 (C)     1995      1994     SEPTEMBER 30, 1993
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD.....................        $  9.74          $ 9.67     $ 9.60    $ 9.90          $ 9.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................           0.40            0.54       0.52      0.40            0.23
Net realized and unrealized gain (loss) on
  investments...........................................           0.03            0.02       0.04     (0.35)           0.09
Total from investment operations........................           0.43            0.56       0.56      0.05            0.32
LESS DISTRIBUTIONS FROM:
Net investment income...................................          (0.36)          (0.46)     (0.48)    (0.34)          (0.24)
In excess of net investment income......................          (0.01)              0      (0.01)    (0.01)              0
Tax basis return of capital.............................              0           (0.03)         0         0               0
Total distributions.....................................          (0.37)          (0.49)     (0.49)    (0.35)          (0.24)
NET ASSET VALUE END OF PERIOD...........................        $  9.80          $ 9.74     $ 9.67    $ 9.60          $ 9.90
Total return (b)........................................           4.53%           5.91%      5.93%     0.48%           3.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................           1.67%(a)        1.64%      1.53%     1.50%           1.50%(a)
  Total expenses excluding indirectly paid expenses.....           1.65%(a)        1.62%      1.50%       --              --
  Total expenses excluding waivers and reimbursements...           2.23%(a)        2.09%      2.08%     1.94%           1.67%(a)
  Net investment income.................................           5.53%(a)        5.60%      5.51%     4.08%           2.91%(a)
Portfolio turnover rate.................................             52%             74%        67%       34%             60%
NET ASSETS END OF PERIOD (THOUSANDS)....................        $ 4,105          $4,152     $2,755    $2,874          $2,077

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

KEYSTONE INTERMEDIATE TERM BOND FUND -- CLASS A SHARES

                                                                       ELEVEN MONTHS
                                                                           ENDED                     YEAR ENDED JULY 31,
                                                                     JUNE 30, 1997 (E)     1996       1995      1994 (C)     1993
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD...............................        $  8.73         $  8.88    $  8.84    $  9.46     $  9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................           0.54            0.59       0.63       0.57        0.70
Net realized and unrealized gain (loss) on investments, closed
  futures contracts and foreign currency related transactions.....           0.18           (0.16)      0.02      (0.59 )      0.18
Total from investment operations..................................           0.72            0.43       0.65      (0.02 )      0.88
LESS DISTRIBUTIONS FROM:
Net investment income.............................................          (0.52)          (0.58)     (0.57)     (0.57 )     (0.65)
In excess of net investment income................................              0               0      (0.04)     (0.02 )         0
Tax basis return of capital.......................................              0               0          0      (0.01 )         0
Total distributions...............................................          (0.52)          (0.58)     (0.61)     (0.60 )     (0.65)
NET ASSET VALUE END OF PERIOD.....................................        $  8.93         $  8.73    $  8.88    $  8.84     $  9.46
Total return (b)..................................................           8.40%           4.95%      7.76%     (0.29%)      9.88%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................           1.12%(a)        1.10%      1.00%      1.00%       1.52%
  Total expenses excluding indirectly paid expenses...............           1.10%(a)        1.08%        --         --          --
  Total expenses excluding waivers and reimbursements.............           1.58%(a)        1.54%      1.48%      1.80%       1.99%
  Net investment income...........................................           6.43%(a)        6.57%      7.13%      6.81%       7.48%
Portfolio turnover rate...........................................            179%            231%       149%       280%        160%
NET ASSETS END OF PERIOD (THOUSANDS)..............................        $10,341         $12,958    $14,558    $16,036     $18,032

                                                                                                                 FEBRUARY 13, 1987
                                                                                                                   (COMMENCEMENT
                                                                                                                  OF OPERATIONS)
                                                                          YEAR ENDED JULY 31,                         THROUGH
                                                           1992       1991       1990       1989       1988        JULY 31, 1987
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD....................   $  8.64    $  8.60    $  9.11    $  9.05    $  9.61         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.71       0.72       0.67       0.69       0.72            0.17
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions.........................................      0.60       0.05      (0.45)      0.10      (0.45)          (0.42)
Total from investment operations.......................      1.31       0.77       0.22       0.79       0.27           (0.25)
LESS DISTRIBUTIONS FROM:
Net investment income..................................     (0.71)     (0.72)     (0.70)     (0.73)     (0.83)          (0.14)
In excess of net investment income.....................     (0.01)     (0.01)     (0.03)         0          0               0
Tax basis return of capital............................         0          0          0          0          0               0
Total distributions....................................     (0.72)     (0.73)     (0.73)     (0.73)     (0.83)          (0.14)
NET ASSET VALUE END OF PERIOD..........................   $  9.23    $  8.64    $  8.60    $  9.11    $  9.05         $  9.61
Total return (b).......................................     15.65%      9.42%      2.71%      9.13%      2.95%          (2.50%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................      1.88%      2.00%      2.00%      1.92%      1.30%           1.00%(d)
  Total expenses excluding indirectly paid expenses....        --         --         --         --         --              --
  Total expenses excluding waivers and
    reimbursements.....................................      1.88%      2.06%      2.33%      2.19%      2.65%          12.47%(d)
  Net investment income................................      7.85%      8.42%      7.90%      7.88%      7.48%           6.86%(d)
Portfolio turnover rate................................        90%        76%       107%       148%       208%             14%
NET ASSETS END OF PERIOD (THOUSANDS)...................   $19,288    $20,227    $23,694    $30,337    $38,615         $ 1,679

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.
(e) The Fund changed its fiscal year end from July 31 to June 30.

KEYSTONE INTERMEDIATE TERM BOND FUND -- CLASS B AND CLASS C SHARES

                                                                                        CLASS B SHARES
                                                                                                                   FEBRUARY 1, 1993
                                                                                                                   (DATE OF INITIAL
                                                              ELEVEN MONTHS                                        PUBLIC OFFERING)
                                                                  ENDED               YEAR ENDED JULY 31,              THROUGH
                                                            JUNE 30, 1997 (D)     1996       1995      1994 (C)     JULY 31, 1993
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD......................        $  8.74         $  8.89    $  8.85    $   9.47         $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................           0.47            0.52       0.56        0.49           0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions...........................................           0.20           (0.16)      0.02       (0.58)          0.12
Total from investment operations.........................           0.67            0.36       0.58       (0.09)          0.41
LESS DISTRIBUTIONS FROM:
Net investment income....................................          (0.46)          (0.51)     (0.51)      (0.49)         (0.29)
In excess of net investment income.......................              0               0      (0.03)      (0.03)             0
Tax basis return of capital..............................              0               0          0       (0.01)             0
Total distributions......................................          (0.46)          (0.51)     (0.54)      (0.53)         (0.29)
NET ASSET VALUE END OF PERIOD............................        $  8.95         $  8.74    $  8.89    $   8.85         $ 9.47
Total return (b).........................................           7.81%           4.10%      6.87%      (1.05%)         4.42%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................           1.87%(a)        1.85%      1.75%       1.75%          1.76%(a)
  Total expenses excluding indirectly paid expenses......           1.85%(a)        1.83%        --          --             --
  Total expenses excluding waivers and reimbursements....           2.35%(a)        2.32%      2.21%       2.36%          2.71%(a)
  Net investment income..................................           5.68%(a)        5.82%      6.38%       5.48%          5.67%(a)
Portfolio turnover rate..................................            179%            231%       149%        280%           160%
NET ASSETS END OF PERIOD (THOUSANDS).....................        $11,368         $16,034    $17,985    $ 17,819         $8,159

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                                                                                         CLASS C SHARES
                                                                                                                   FEBRUARY 1, 1993
                                                                                                                   (DATE OF INITIAL
                                                               ELEVEN MONTHS                                       PUBLIC OFFERING)
                                                                   ENDED               YEAR ENDED JULY 31,             THROUGH
                                                             JUNE 30, 1997 (D)     1996      1995      1994 (C)     JULY 31, 1993
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD.......................        $  8.74         $ 8.89    $  8.85    $   9.46         $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................           0.46           0.52       0.55        0.49           0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions............................................           0.20          (0.16)      0.03       (0.57)          0.11
Total from investment operations..........................           0.66           0.36       0.58       (0.08)          0.40
LESS DISTRIBUTIONS FROM:
Net investment income.....................................          (0.46)         (0.51)     (0.51)      (0.49)         (0.29)
In excess of net investment income........................              0              0      (0.03)      (0.03)             0
Tax basis return of capital...............................              0              0          0       (0.01)             0
Total distributions.......................................          (0.46)         (0.51)     (0.54)      (0.53)         (0.29)
NET ASSET VALUE END OF PERIOD.............................        $  8.94         $ 8.74    $  8.89    $   8.85         $ 9.46
Total return (b)..........................................           7.70%          4.10%      6.87%      (0.95%)         4.31%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................           1.87%(a)       1.85%      1.75%       1.75%          1.77%(a)
  Total expenses excluding indirectly paid expenses.......           1.85%(a)       1.83%        --          --             --
  Total expenses excluding waivers and reimbursements.....           2.35%(a)       2.31%      2.23%       2.37%          2.61%(a)
  Net investment income...................................           5.68%(a)       5.82%      6.37%       5.44%          5.61%(a)
Portfolio turnover rate...................................            179%           231%       149%        280%           160%
NET ASSETS END OF PERIOD (THOUSANDS)......................        $ 7,259         $9,084    $10,185    $ 13,086         $7,522

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

       The investment objectives and policies of each Fund are stated below. Each Fund's investment objective cannot be changed without shareholder approval. While there is no assurance that each Fund's objective will be achieved, the Funds will endeavor to do so by following the investment policies detailed below. Unless otherwise indicated, the investment policies of a Fund may be changed by the Boards of Trustees (the "Trustees") of Evergreen Investment Trust, The Evergreen Lexicon Fund, KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND (each a "Trust" or, collectively, the "Trusts"), as the case may be, without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective. In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions".

EVERGREEN SHORT-INTERMEDIATE BOND FUND

       The objective of EVERGREEN SHORT-INTERMEDIATE BOND FUND is to attain a high level of current income, with capital growth as a secondary objective. The Fund invests in a broad range of investment grade debt securities. The Fund is suitable for conservative investors who want attractive income and permits them to participate in a broad portfolio of fixed income securities rather than purchasing a single issue. While the Fund may invest in securities rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service ("Moody's"), the investment adviser currently intends to limit the Fund's investments to securities rated A or higher by Moody's or S&P, or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser. A description of the rating categories is contained in an Appendix to the Statement of Additional Information.

       Debt securities may include fixed, adjustable rate, zero coupon, or stripped securities, debentures, notes, U.S. government securities, and debt securities convertible into, or exchangeable for, preferred or common stock. Debt securities may also include mortgage-backed and asset-backed securities (see "Investment Practices and Restrictions", below). The duration of the securities will not exceed 10 years. The Fund intends to maintain a dollar-weighted average maturity of 5 years or less.

       In normal market conditions the Fund may invest up to 20% of its assets in money market instruments consisting of: (1) high grade commercial paper, including master demand notes; (2) obligations of banks or savings and loan associations having at least $1 billion in deposits, including certificates of deposit and bankers' acceptances; (3) A-rated or better corporate obligations;
(4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; and (5) repurchase agreements collateralized by any security listed above.

       The types of U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation ("FHLMC"); Federal National Mortgage Association ("FNMA"); Government National Mortgage Association ("GNMA"); Student Loan Marketing Association; Tennessee Valley Authority; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; and National Credit Union Administration (collectively, "U.S. government securities"). Some U.S. government agency obligations are backed by the full faith and credit of the U.S. Treasury. Others in which the Fund may invest are supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

       The Fund may also invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets in order to provide further diversification. The Fund may also invest in preferred stock; units which are debt securities with stock or warrants attached; and obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. (See "Investment Practices and Restrictions" -- "Foreign Investments").

EVERGREEN INTERMEDIATE-TERM BOND FUND

       The investment objective of the EVERGREEN INTERMEDIATE-TERM BOND FUND is to maximize current yield consistent with the preservation of capital.

       The Fund invests in U.S. Treasury obligations; obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government; receipts evidencing separately traded principal and interest components of U.S. government obligations; corporate bonds and debentures rated, at the time of purchase, A or better by S&P or Moody's or, if unrated determined to be of comparable quality by the investment adviser; mortgage-backed securities and asset-backed securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or, if unrated, determined to be of comparable quality at the time of investment as determined by the investment adviser; short-term bank obligations including certificates of deposit; time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1 billion as of the end of their most recent fiscal year; U.S. dollar denominated securities of the government of Canada and its provincial and local governments; U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; U.S. dollar denominated obligations of supranational entities; and repurchase agreements involving any of the foregoing securities; and U.S. dollar denominated securities of other foreign issuers. A description of the rating categories is contained in the Statement of Additional Information.

       The Fund will maintain an average weighted maturity of approximately five to fifteen years, although under normal conditions the investment adviser expects the Fund to maintain an average weighted maturity of five to ten years. The investment adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment.

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

       The investment objective of EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

       The Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government, receipts evidencing separately traded principal and interest components of U.S. government obligations, obligations of supranational entities and repurchase agreements involving any of such obligations. No more than 35% of the Fund's assets may be invested in receipts, obligations of supranational entities and repurchase agreements involving such securities.

       The Fund will maintain an average weighted remaining maturity of approximately three to ten years, although under normal conditions the investment adviser expects to maintain an average maturity of three to six years. No remaining maturity will exceed ten years. The investment adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment.

       The U.S. government obligations that the Fund may acquire include securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency. The primary issuers of these mortgage-backed securities are GNMA, FNMA and FHLMC. The only agency which may actually guarantee principal or interest is the GNMA. Mortgage-backed securities are in most cases "pass through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificates. The mortgages backing these securities include conventional thirty-year fixed rate mortgages. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than comparable bonds. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. For purposes of complying with the Fund's investment policy of acquiring securities with remaining maturity of ten years or less, the investment adviser will use the expected life of a mortgage-backed security.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

       The investment objective of KEYSTONE CAPITAL PRESERVATION AND INCOME FUND is to seek a high level of current income consistent with low volatility of principal.

       Under ordinary circumstances, the Fund invests at least 65% of its assets in loan pool securities ("Loan Pool(s)") or in mortgage securities or other securities collateralized by, or representing an interest in, a pool of mortgages (collectively, "Mortgage Securities") that have interest rates that reset at periodic intervals and are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       The Fund does not attempt to maintain a constant price per share. However, the Fund does follow a strategy that seeks to minimize changes in its net asset value per share by investing primarily in adjustable-rate securities, whose interest rates are periodically reset when market rates change. The average dollar weighted reset period of adjustable-rate securities held by the Fund will not exceed one year. The Fund seeks to provide a relatively stable net asset value while providing high current income relative to high quality, short-term investment alternatives.

       Keystone believes that, by investing primarily in Mortgage Securities and Loan Pools with adjustable rates of interest that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund will achieve a less volatile net asset value per share than is characteristic of mutual funds that invest primarily in U.S. government securities paying a fixed-rate of interest.

       Unlike fixed rate mortgages and loans, adjustable-rate mortgage securities ("ARMS") and adjustable-rate Loan Pools ("AR Loan Pools") allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages or loans, resulting in both higher current yields and lower price fluctuations in the Fund's net asset value per share. The Fund is also affected by decreases in interest rates through periodic decreases in the coupons of the underlying mortgages or loans resulting in lower income to the Fund. This downward adjustment results in lower price fluctuations in the net asset value per share in a decreasing interest rate environment. As the interest rates on the mortgages or loans underlying the Fund's investments are reset periodically, coupons of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value per share of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed-rate mortgages.

       The portion of the Fund that is not invested in ARMS and AR Loan Pools is intended to add incremental yield from changes in market rates without materially increasing the volatility of the net asset value per share. As a result, the overall impact on the Fund of this portion of the Fund's portfolio is expected to be neutral in terms or price risk.

       The Fund may invest in GNMA, FNMA and FHLMC fixed-rate Mortgage Securities. The expected price behavior of fixed-rate GNMA, FNMA and FHLMC Mortgage Securities is like that of other fixed rate debt securities in that their principal value rises as market interest rates fall and declines as market interest rates rise. (See "Investment Practices and Restrictions -- Risks of Asset-Backed Securities").

       The Fund may also invest in fixed-rate and adjustable-rate collateralized mortgage obligations ("CMO's"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by Mortgage Securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for such CMOs is actively traded.

KEYSTONE INTERMEDIATE TERM BOND FUND

       The Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate the Fund will take advantage of opportunities to realize capital appreciation.

       The Fund seeks current income by normally investing at least 80% of its assets in debt securities including U.S. Treasury bills, notes and bonds; mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued by private issuers; corporate debt securities; and commercial paper.

       Under ordinary circumstances, the Fund expects to invest at least 65% of its assets in bonds and debentures. In addition, the Fund will only invest its assets in securities that, at the time of investment, are rated within the four highest grades by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa) or by Fitch Investors Service, L.P. ("Fitch") (AAA, AA, A and BBB), or, if not rated or rated under a different system, are of comparable quality to obligations so rated, as determined by Keystone. Any split-rated bond in which the Fund invests will be rated at least the minimum rating by both Moody's and S&P. The Fund's investments are expected to have a minimum average rating of A by Moody's, S&P or Fitch.

       The Fund currently expects that the dollar weighted average maturity of its investments will range from 3 to 7 years. However, the Fund may invest in securities with remaining maturities of ten years or less.

       The Fund's debt securities may include fixed and adjustable-rate or stripped bonds, debentures, notes, equipment trust certificates and debt securities convertible into, or exchangeable for, preferred or common stock. The Fund may also invest in units, which are debt securities with stock or warrants to buy stock attached, and preferred stock. The Fund will not invest in securities judged to be speculative or of poor quality, but may invest in investment grade securities as described above.

       Bonds which are rated BBB or BAA are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such bonds lack outstanding investment characteristics and may have speculative characteristics. Keystone will dispose of any bond whose rating is reduced below BAA by Moody's, BBB by S&P or BBB by Fitch.

       When the Fund buys securities, it will consider the ratings of Moody's S&P and Fitch assigned to various debt securities as well as many other factors, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will adjust its investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what it believes to be short-term differentials in market values or yield disparities.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond prices move inversely to interest rates, i.e. as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of each Fund's investment adviser, market conditions warrant a temporary defensive investment strategy.

       KEYSTONE CAPITAL PRESERVATION AND INCOME FUND may invest up to 35% of its assets under ordinary circumstances and, when in Keystone's opinion market conditions warrant, up to 100% of its assets for temporary defensive purposes in the following instruments: obligations of the U.S. government, its agencies or instrumentalities, including the Federal Home Loan Banks, FNMA, GNMA, Bank for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, The Student Loan Marketing Association, FHLMC, Small Business Administration or the National Credit Union Administration.

       KEYSTONE INTERMEDIATE TERM BOND FUND may invest up to 20% of its total assets under ordinary circumstances and, when in Keystone's opinion market conditions warrant, up to 100% of its assets for temporary defensive purposes in the following types of money market instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade by S&P, Prime-1, the highest grade by Moody's or, if not rated by such services, is issued by a company which at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and banker's acceptances, of banks or savings and loan associations having at least $1 billion in assets that are members of the Federal Deposit Insurance Corporation including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations which at the date of investment are rated A or better by S&P or Moody's and (4) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND, KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Funds intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price.

When-Issued And Delayed Delivery Transactions. EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND may purchase securities and KEYSTONE INTERMEDIATE TERM BOND FUND may purchase securities and currencies on a when-issued or delayed delivery basis. KEYSTONE CAPITAL PRESERVATION AND INCOME FUND may purchase and sell securities or rights to interest payments on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities or currencies with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. KEYSTONE INTERMEDIATE TERM BOND FUND may also purchase or sell securities on a forward commitment basis.

Lending Of Portfolio Securities. In order to generate additional income, a Fund may lend up to 15% of its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Options And Futures. EVERGREEN SHORT-INTERMEDIATE BOND FUND and KEYSTONE INTERMEDIATE TERM BOND FUND may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, and the Funds do not use these transactions for speculation or leverage.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also write covered call options on its portfolio securities to attempt to increase current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Fund may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND and KEYSTONE INTERMEDIATE TERM BOND FUND may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. EVERGREEN SHORT-INTERMEDIATE BOND FUND also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.

       KEYSTONE INTERMEDIATE TERM BOND FUND may purchase call and put options to close out existing positions.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it deposits a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated. KEYSTONE INTERMEDIATE TERM BOND FUND may enter into currency and other financial futures contracts and related options transactions. The Fund may also employ new investment techniques with respect to options and futures contracts and related options. KEYSTONE CAPITAL PRESERVATION AND INCOME FUND may, upon thirty days' prior notice to shareholders enter into interest rate swap contracts, financial futures contracts and related options transactions. The Fund may employ new investment techniques related to any of its investment policies.

       EVERGREEN SHORT-INTERMEDIATE BOND FUND may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Fund would continue to bear market risk on the transaction.

       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Risk Characteristics Of Options And Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Funds use of them can result in poorer performance (i.e., the Funds' returns may be reduced). The Funds attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment advisers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Funds' investment advisers correctly predict interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Funds may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds' investment advisers will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Zero-Coupon And Stripped Securities. EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND may invest in zero-coupon and stripped securities. Zero-coupon securities in which the Funds may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Funds may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

       Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment banking firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

       In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities". Under the STRIPS program, the Funds will be able to have their beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.

       When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Foreign Investments. EVERGREEN SHORT-INTERMEDIATE BOND FUND and KEYSTONE INTERMEDIATE TERM BOND FUND may invest in foreign securities or securities denominated in or indexed to foreign currencies and EVERGREEN INTERMEDIATE-TERM BOND FUND may invest in U.S. dollar denominated securities of foreign issuers. In addition, EVERGREEN SHORT-INTERMEDIATE BOND FUND may invest in foreign currencies. These may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the investment adviser before making any of these types of investments.

Risk Characteristics Of Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

       Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities and mortgage backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Funds receive from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as CMOs, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

       Prepayments may result in a capital loss to the Funds to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Funds which would be taxed as ordinary income when distributed to the shareholders. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Derivatives. KEYSTONE INTERMEDIATE TERM BOND FUND may also invest in certain other types of derivative instruments, including interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors, in addition to forwards, futures, options, mortgage-backed securities and other asset-backed securities as mentioned above. These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.

       The market value of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent. As a result, the value of such investments may change at a rate in excess of the rate at which traditional fixed income securities change and, depending on the structure of the derivative, would change in a manner opposite to the change in the market value of a traditional fixed income security.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Restricted and Illiquid Securities. The Funds may invest in securities which are subject to restrictions on resale under federal securities law. EVERGREEN SHORT-INTERMEDIATE BOND FUND may invest up to 10% of its net assets and EVERGREEN U.S. GOVERNMENT FUND may invest up to 10% of its total assets in such securities. This restriction is not applicable to commercial paper issued under
Section 4(2) of the Securities Act of 1933. EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND may invest up to 10% of their net assets in illiquid securities. KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND may also invest up to 15% of its net assets in illiquid securities. Illiquid securities include certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust under which the Fund is organized. CMG serves as investment adviser to EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. Keystone serves as investment adviser to KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND. Keystone has provided advisory and management services to investment companies, including certain of the Evergreen Keystone funds and private accounts since it was organized in 1932.

       FUNB is a subsidiary of First Union. First Union and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

       CMG manages the investments and supervises the daily business affairs of the Funds for which it serves as investment adviser. As compensation therefor, CMG is entitled to receive an annual fee equal to 0.50% of the average daily net assets of EVERGREEN SHORT-INTERMEDIATE BOND FUND and 0.60% of the average daily net assets of EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. Keystone manages the investments and supervises the daily business affairs of the Funds for which it serves as investment adviser, subject to the authority of the Trustees. As payment for its services, Keystone is entitled to receive from KEYSTONE CAPITAL PRESERVATION FUND and from KEYSTONE INTERMEDIATE TERM BOND

FUND a fee at the annual rate of 2.0% of gross dividend and interest income of each Fund plus 0.50% of the first $100,000,000, plus 0.45% of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35% of the next
$100,000,000, plus 0.30% of the next $100,000,000, plus 0.25% of amounts over
$500,000,000. The total annualized operating expenses of each Fund for the fiscal period ended June 30, 1997, expressed as a percentage of average net assets on an annual basis, are set forth in the section entitled "Financial Highlights".

PORTFOLIO MANAGERS

       Thomas L. Ellis, a Vice President of FUNB, has been the portfolio manager of EVERGREEN SHORT-INTERMEDIATE BOND FUND since its inception in 1988. Prior to joining FUNB in 1985, Mr. Ellis had seventeen years investment management and sales experience, including eleven years marketing short and medium-term obligations to institutional investors, and three years as head trader of First Boston Corporation.

       Bruce Besecker, a Vice President of FUNB, has been the portfolio manager of EVERGREEN INTERMEDIATE-TERM BOND FUND since its inception in 1991. Prior to joining FUNB, Mr. Besecker was a Vice President in the Fixed Income Unit of the Financial Management Department of First Fidelity, N.A. ("First Fidelity").

       The portfolio manager of EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND since its inception in 1991 has been Robert Cheshire. Mr. Cheshire is a Vice President of FUNB and was formerly a Vice President in the Institutional Asset Management Group of First Fidelity.

       Christopher P. Conkey is the portfolio manager of KEYSTONE INTERMEDIATE TERM BOND FUND. He is Chief Investment Officer of Fixed Income and Head of the High Grade Bond Team for Keystone. Mr. Conkey, who joined Keystone in 1988, manages a variety of high quality bond funds. He is a member of Keystone's Investment Policy Committee and is responsible for directing the strategy creation process for all high grade products. Mr. Conkey has 14 years of investment experience.

       Gary Pzegeo has been the portfolio manager of KEYSTONE CAPITAL PRESERVATION AND INCOME FUND since 1997. Mr. Pzegeo is a Keystone Vice President and Portfolio Manager in the Fixed Income group. Mr. Pzegeo joined Keystone in 1990 and has experience as a Senior Cash Manager, Senior Research Associate and Analyst.

ADMINISTRATOR

       Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. EKIS provides facilities, equipment and personnel to the Funds and is entitled to receive a fee based on the aggregate average daily net assets of the mutual funds for which FUNB affiliates serve as investment adviser. EKIS's fee is calculated in accordance with the following schedule:

                Administration Fee
                ------------------
                0.050% on the first $7 billion
                0.035% on the next $3 billion
                0.030% on the next $5 billion
                0.020% on the next $10 billion
                0.015% on the next $5 billion
                0.010% on assets in excess of $30 billion

       EKIS also provides facilities, equipment and personnel to KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND on behalf of Keystone.

SUB-ADMINISTRATOR

       BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), the Funds' distributor, serves as sub-administrator to the Funds and is entitled to receive a fee calculated on the aggregate average daily net assets of all the mutual funds for which FUNB affiliates serve as investment adviser. BISYS's fee is calculated in accordance with the following schedule:

                Sub-Administration Fee
                ----------------------
                0.0100% on the first $7 billion
                0.0075% on the next $3 billion
                0.0050% on the next $15 billion
                0.0040% on assets in excess of $25 billion

DISTRIBUTION PLANS

Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon the following maximum annual rates:

Share Class                              % of Class's average daily net assets
-----------                              -------------------------------------
Class A shares                           0.75%, currently limited to 0.25% for
                                           KEYSTONE CAPITAL PRESERVATION FUND
                                           and KEYSTONE INTERMEDIATE TERM BOND
                                           FUND and 0.10% for EVERGREEN
                                           SHORT-INTERMEDIATE BOND FUND
                                         0.50% currently limited to 0.25% for
                                           EVERGREEN INTERMEDIATE-TERM BOND
                                           FUND and EVERGREEN INTERMEDIATE-TERM
                                           GOVERNMENT SECURITIES FUND
Class B shares                           1.00%
Class C shares                           1.00%


       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.

       EVERGREEN SHORT-INTERMEDIATE TERM BOND FUND has a shareholder service plan ("Service Plan") in addition to the Plan adopted with respect to its Class B shares. The Service Plan permits the fund to incur a fee of up to 0.25% of Class B aggregate average daily net assets for ongoing personal services and/or the maintenance of shareholder accounts. Plan and Service Plan payments to financial intermediaries will not exceed 0.25% of the aggregate average daily net assets attributable to each Class of shares of the Fund.

       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       You may purchase shares of each Fund through broker-dealers, banks or other financial intermediaries or directly through EKD. In addition, you may purchase shares of a Fund by mailing to each Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General
Information" -- "Other Classes of Shares").

Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge, however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1.0% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             Initial Sales Charge

                               as a % of the Net    as a % of the     Commission to Dealer/Agent
       Amount of Purchase       Amount Invested     Offering Price     as a % of Offering Price
       Less than $   50,000        3.36%               3.25%                     2.75%
 $      50,000 - $   99,000        3.09%               3.00%                     2.75%
 $     100,000 - $  249,999        2.56%               2.50%                     2.25%
 $     250,000 - $  499,999        2.04%               2.00%                     1.75%
 $     500,000 - $  999,999        1.52%               1.50%                     1.25%

       Investment of $1 million or more -- Investments of $1 million or more are available without a front-end sales charge. There is, however, a CDSC of 1.00% on any shares redeemed during the month of purchase and the 12-month period following the month of purchase.

       Qualifying Plan -- Certain plans that are sponsored by an organization having 100 or more eligible employees or tax sheltered annuity plans sponsored by a public educational entity having 5,000 or more eligible employees. See the SAI for more information.

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates,

EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;
(g) and upon the initial purchase of an Evergreen Keystone fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's concurrent purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges. Consult the Application for additional information concerning these reduced sales charges.

Class B Shares-Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                      CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................     5.00%
Second twelve-month period following the month of purchase........................................................     4.00%
Third twelve-month period following the month of purchase.........................................................     3.00%
Fourth twelve-month period following the month of purchase........................................................     3.00%
Fifth twelve-month period following the month of purchase.........................................................     2.00%
Sixth twelve-month period following the month of purchase.........................................................     1.00%
No CDSC is imposed on amounts redeemed therafter.

       The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

Class C Shares. Class C shares are offered only through broker-dealers who have special distribution agreements with EKD. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, each Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by EKD or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

       No CDSC is imposed on a redemption of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

       The Funds may also sell Class A, Class B or, if applicable, Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, FUNB, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately and because such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

       In addition to the discount or commission paid to dealers, EKD and EKIS may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a broker-dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1.0% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES

       You may redeem Fund shares for cash at their net redemption value on any day the Exchange is open, either by writing to each Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC, the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Exchange Act of 1934 and EKSC's policies.

       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.

       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Funds, EKSC and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen

Keystone Express Line or by telephone are genuine. The Funds, EKSC and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Keystone funds through your financial intermediary or by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange, which represents an initial investment in another Evergreen Keystone fund is subject to the minimum investment and suitability requirements of each Fund.

       Each of the Evergreen Keystone funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen Keystone funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen or Keystone fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

Systematic Investment Plan. Under a Systematic Investment Plan you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may invest not less than $100 or more than $10,000 per investment into an existing account. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75, or a maximum of 1.0% per month or 3.0% per quarter of the total net asset value of your account when the Plan was established. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

       Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in a Systematic Withdrawal Plan.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen Keystone funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset, Keystone or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

       If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone fund. You may select this service on your Application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Savings Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; and Money Purchase Pension Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       Income dividends are declared and paid monthly for EVERGREEN SHORT-INTERMEDIATE TERM BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE TERM GOVERNMENT SECURITIES FUND. Income dividends are declared daily and paid monthly for KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND. Distributions of any net realized capital gains of the Funds will be made at least annually. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by the Funds' transfer agent, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. EVERGREEN SHORT-INTERMEDIATE BOND FUND is a separate investment series of Evergreen Investment Trust, which is a Massachusetts business trust organized in 1984. EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND are separate investment series of The Evergreen Lexicon Fund, which is a Massachusetts business trust organized in 1991. KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND are each Massachusetts business trusts, organized in 1990 and 1986, respectively. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.

       Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.

Registrar, Transfer Agent and Dividend Disbursing Agent. EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, acts as registrar, transfer agent and dividend-disbursing agent for each of the Funds.

Principal Underwriter. EKD, an affiliate of BISYS, located at 125 W. 55th Street, New York, New York 10019, is the principal underwriter of the Funds. BISYS also acts as sub-administrator to the Funds.

Other Classes of Shares. EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN INTERMEDIATE-TERM BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND currently offer four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) all shareholders of record in one or more of the Funds for which Evergreen Asset served as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. KEYSTONE CAPITAL PRESERVATION AND INCOME FUND and KEYSTONE INTERMEDIATE TERM BOND FUND currently offer Class A, Class B and Class C shares. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. A Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on SEC formulas and are not intended to indicate future performance.

       Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Funds' financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on a Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all the Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

       Comparative performance information may also be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar, Inc. and other industry publications. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided free of charge to Evergreen Keystone fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which each Fund operates provides that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
     EVERGREEN SHORT-INTERMEDIATE BOND FUND
     EVERGREEN INTERMEDIATE-TERM BOND FUND
     EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

  Keystone Investment Management Company
     KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
     KEYSTONE INTERMEDIATE TERM BOND FUND

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827

  TRANSFER AGENT
  Evergreen Keystone Service Company, Box 2121, Boston, Massachusetts 02106-2121

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

  INDEPENDENT ACCOUNTANTS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019

                                                                          541692

                      KEYSTONE INTERMEDIATE TERM BOND FUND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION
                                September 3, 1997

            EVERGREEN KEYSTONE SHORT AND INTERMEDIATE TERM BOND FUNDS
                200 Berkeley Street, Boston, Massachusetts 02116
                                  800-343-2898

Evergreen Short-Intermediate Bond Fund ("Short-Intermediate")
Evergreen Intermediate-Term Bond Fund ("Evergreen Intermediate")
Evergreen Intermediate-Term
         Government Securities Fund ("Intermediate Government")
Keystone Capital Preservation and Income Fund ("Capital Preservation") Keystone Intermediate Term Bond Fund ("Keystone Intermediate")


         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 3, 1997, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Short and Intermediate Term Bond Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of Short-Intermediate, Evergreen Intermediate, Intermediate Government, Capital Preservation and Keystone Intermediate, and a separate prospectus offering Class Y shares of Short-Intermediate, Evergreen Intermediate and Intermediate Government. Copies of each Prospectus may be obtained without charge by calling the number listed above.

                                TABLE OF CONTENTS

Investment Objectives and Policies...............................3
Investment Restrictions.........................................15
Certain Risk Considerations.....................................20
Management......................................................20
Investment Advisers.............................................29
Distribution Plans..............................................33
Allocation of Brokerage.........................................35
Additional Tax Information......................................37
Net Asset Value.................................................39
Purchase of Shares..............................................40
General Information about the Funds.............................51
Performance Information.........................................53
Financial Statements............................................57
Appendix A......................................................59


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                                                         1

                       INVESTMENT OBJECTIVES AND POLICIES
   (See also "Description of the Funds Investment Objectives and Policies" in
                             each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Types of Investments

United States ("U.S.") Government Obligations (All Funds)

    The types of U.S. government obligations in which the Funds may invest generally include obligations issued or guaranteed by U.S. government agencies or instrumentalities.

These securities are backed by:

     (1)the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (2)the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

          (i)Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii) Farmers Home Administration;

        (iii) Federal Home Loan Banks;

         (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association;

         (vi) Government National Mortgage Association; and

         vii) Student Loan Marketing Association

GNMA Securities. The Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Mortgage-Backed or Asset-Backed Securities. Short-Intermediate, Evergreen Intermediate, and Keystone Intermediate may invest in mortgage-backed securities and asset-backed securities. Capital Preservation may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Funds may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, each Fund's Adviser (as hereinafter defined) considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Restricted and Illiquid Securities (All Funds)

         The ability of the Board of Trustees of Evergreen Investment Trust, in the case of Short-Intermediate, The Evergreen Lexicon Trust, in the case of Evergreen Intermediate and Intermediate Government, Capital Preservation and Keystone Intermediate ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.

Variable or Floating Rate  Instruments

         Certain of the investments of Evergreen Intermediate, Intermediate Government, Capital Preservation and Keystone Intermediate may include variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of each Fund's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. The Adviser will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

When-Issued and Delayed Delivery Securities (All Funds)

         The Funds may enter into securities transactions on a when-issued basis. These transactions involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. Capital Preservation and Keystone Intermediate do not intend to invest more than 5% of their assets in when issued or delayed delivery transactions.

         Segregated accounts will be established with the custodian, and Short-Intermediate, Evergreen Intermediate and Intermediate Government will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause segregation of more than 20%, of the total value of their assets.

Lending of Portfolio Securities (All Funds)

The Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for Evergreen Intermediate and Intermediate Government exceed one-third of the value of a Fund's total assets taken at fair market value. Loans of securities by Short-Intermediate, Capital Preservation and Keystone Intermediate are limited to 15% of each Fund's total assets.

Reverse Repurchase Agreements

         Short-Intermediate, Capital Preservation and Keystone Intermediate may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions

         Options in which Short-Intermediate trades must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

         Short-Intermediate   may  purchase  listed  put  and  call  options  on
financial futures contracts for U.S. Government securities. Keystone Intermediate may enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

         Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Purchasing Options

         Short-Intermediate may purchase both put and call options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Keystone Intermediate may purchase call and put options to close out existing positions.

         Short-Intermediate intends to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Short-Intermediate currently does not intend to invest more than 5% of its net assets in options transactions.

         Short-Intermediate may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the purchase of such futures contracts is unleveraged.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Derivatives - Keystone Intermediate Only

     The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone Investment Management Company ("Keystone") is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created.

     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

         o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

         o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         o Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded
         derivatives   is   generally   less  than  for   privately   negotiated
         derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Writing Put and Call Options - Short-Intermediate and Keystone Intermediate Only

         A Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Short-Intermediate also may write straddles (combinations of covered puts and calls on the same underlying security).

     The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, each Fund does not expect that this will occur.

     Each Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

Section 4(2) Commercial Paper

         Short-Intermediate may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2)of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agrees that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2)commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

Repurchase Agreements (All Funds)

         Certain of the investments of the Funds may include agreements which are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Foreign Securities

         Short-Intermediate may invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets and Evergreen Intermediate may invest in U.S. dollar denominated obligations or securities of foreign issuers. Keystone Intermediate may invest in foreign securities and in securities denominated in foreign currencies. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, Short-Intermediate and Keystone Intermediate may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. A Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. A Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

     Short-Intermediate will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency, but as consistent with its other investment policies, is not otherwise limited in its ability to use this strategy.

Interest Rate Transactions - Swaps, Caps and Floors
Capital Preservation and Keystone Intermediate

         If a Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Other Investments

         The Funds are not prohibited from investing in obligations of banks which are clients of the Distributor (as herein after defined). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of its Adviser or its affiliates.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by each Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.....Concentration of Assets in Any One Issuer

Diversification of Investments

      With respect to 75% of the value of its assets, a Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. Evergreen Intermediate and Intermediate Government will not acquire more than 10% of the outstanding voting securities of any one issuer.

2.....Purchase of Securities on Margin

 ......No  Fund will  purchase  securities  on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions.

         A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

3.....Unseasoned Issuers

 ......Neither Short-Intermediate*, Capital Preservation or Keystone Intermediate
may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

4.....Underwriting

 ......Short-Intermediate,  Evergreen  Intermediate and  Intermediate  Government
will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of
securities  in  accordance  with  their  investment  objectives,   policies  and
limitations.

 ......Capital   Preservation  and  Keystone  Intermediate  will  not  underwrite securities of other issuers, except that each Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

5.....Interests in Oil, Gas or Other Mineral Exploration or Development
Programs.

      Short-Intermediate*, Evergreen Intermediate and Intermediate Government will not purchase interests in oil, gas or other mineral exploration or development programs or eases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

6.....Concentration in Any One Industry

 ......Short-Intermediate will not invest more than 25% of the value of its total assets in any one industry except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 ......Keystone  Intermediate  may not  purchase  any  security  (other than U.S.
government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S.
government,   its  agencies  or  instrumentalities'   (b)  wholly-owned  finance
companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

7.....Warrants

 ......Short-Intermediate*,  Evergreen Intermediate* and Intermediate Government*
will not invest more than 5% of their assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

8.....Ownership by Trustees/Officers

         None of Short-Intermediate*, Evergreen Intermediate or Intermediate Government may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

9.....Short Sales

 ......Short-Intermediate,  Capital  Preservation and Keystone  Intermediate will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         The use of short sales will allow a Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

 ......Evergreen Intermediate and Intermediate Government will not sell any securities short.

10....Lending of Funds and Securities

 ......Short-Intermediate  will not lend portfolio securities valued at more than
15% of its total assets to broker-dealers.

 ......Capital  Preservation and Keystone Intermediate may not make loans, except that a Fund may (a) purchase or hold debt securities consistent with its investment objective, (b) lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and (c) enter into repurchase agreements.

 ......Evergreen  Intermediate  and  Intermediate  Government may not make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Funds may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

11....Commodities

 ......Short-Intermediate  will not  purchase or sell  commodities  or  commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. Evergreen Intermediate and Intermediate Government may not purchase commodities or commodities contracts. However, subject to their permitted investments, any Fund may invest in companies which invest in commodities and commodities contracts.

 ......Capital Preservation and Keystone Intermediate may not purchase or sell commodities or commodity contracts.

12....Real Estate

 ......Short-Intermediate  may not buy or sell real estate  although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

 ......Evergreen  Intermediate  and  Intermediate  Government may not purchase or sell real estate, real estate limited partnership interests, and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate.

 ......Capital  Preservation  and Keystone  Intermediate may not purchase or sell real estate, except that each Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in financial futures contracts and related options transactions.

13....Borrowing, Senior Securities, Reverse Repurchase Agreements

 ......Evergreen  Intermediate and Intermediate  Government will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of total assets, including the amounts borrowed. Any borrowing will be done from a bank and to the extent such borrowing exceeds 5% of the value of a Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

         Short-Intermediate may borrow only in amounts not in excess of 5% of the value of its total assets in order to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The entry by Short-Intermediate into futures contracts shall be deemed a borrowing. Any such borrowings need not be collateralized. Short-Intermediate will not purchase any securities while borrowings in excess of 5% of the value of their total assets are outstanding.

 ......Capital  Preservation and Keystone  Intermediate  will not borrow money or enter into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts of up to one-third of the value of each Fund's net assets; provided that, while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such excess borrowings will be repaid before additional investments are made.

 ......Capital  Preservation  and  Keystone  Intermediate  may not  issue  senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

14....Pledging Assets

 ......No Fund will mortgage,  pledge or hypothecate  any assets except to secure permitted borrowings. In these cases, Short-Intermediate may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing and Evergreen Intermediate and Intermediate Government may do so in amounts up to 10% of their total assets. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

 ......Capital  Preservation  and Keystone  Intermediate may not pledge more than
15% of each Fund's net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets.

15....Investing in Securities of Other Investment Companies

 ......Short-Intermediate  will purchase securities of investment  companies only in open-market transactions involving customary broker's commissions. Evergreen Intermediate and Intermediate Government may only purchase securities of other investment companies which are money market funds and CMOs and REMICs deemed to be investment companies.

         In each case the Funds will only make such purchases to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

      It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

 ......Capital Preservation and Keystone Intermediate may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

16....Restricted Securities

 ......Short-Intermediate  will not  invest  more  than 10% of its net  assets in securities subject to restrictions on resale under the Securities Act of 1933.

17....Illiquid Securities

 ......Short-Intermediate,  Evergreen Intermediate* and Intermediate  Government*
will not invest more than 10% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

18....Options

 ......Evergreen  Intermediate  and  Intermediate  Government  may not  write  or purchase puts, calls, options or combinations thereof.

19....Control

 ......Evergreen Intermediate and Intermediate Government may not invest in companies for the purpose of exercising control.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

         The Funds did not borrow money, sell securities short, invest in reverse repurchase agreements in excess of 5% of the value of their net assets, or invest more than 5% of their net assets in the securities of other investment companies in the last fiscal year, and have no present intent to do so during the coming year.

         For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".

                          CERTAIN RISK CONSIDERATIONS

         There can be no assurance that a Fund will achieve its investment objectives and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in the Prospectus.

                                   MANAGEMENT

         The Evergreen Keystone funds consist of sixty-six mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

         Trustees and executive officers of each mutual fund, their ages, and their principal occupations during the last five years are shown below.

JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all Evergreen Keystone mutual funds.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC- Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of all Evergreen Keystone mutual funds, except those established within the Evergreen Variable Trust.

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of all Evergreen Keystone mutual funds, except those established within the Evergreen Variable Trust and Evergreen Investment Trust.

FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III (61)     Trustee.  Investment  Counselor to Appleton
Partners,  Inc.; former Managing     Director,  Seaward Management  Corporation
(investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.


CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the twenty-five funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven Evergreen Keystone Mutual Funds since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice
President/Director  of Administration  and Regulatory  Services,   BISYS Fund
Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.


* This Trustee may be considered an "interested person" of the Funds within the meaning of the 1940 Act.

         For the fiscal period ended June 30, 1997, Trustees of the Funds received $9,451 and $175,376 in retainers and fees from The Evergreen Lexicon Fund and Evergreen Investment Trust, respectively. For the year ending June 30, 1997, fees paid to Independent Trustees on a fund complex wide basis were approximately $1,110,975.

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), the distributor of each Class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any Class of shares of any of the Funds as of August 31, 1997.

         Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of July 1, 1996 through June 30, 1997 is the aggregate compensation paid to such Trustee by the Evergreen Keystone funds:

                                        Total Compensation
                                        From Fund Complex
Name                                    Paid To Trustee

James S. Howell                                      $93,800
Gerald M. McDonnell                                   80,000
Thomas L. McVerry                                     85,000
William Walt Pettit                                   82,500
Russell A Salton, III M.D.                            87,000
Michael S. Scofield                                   88,200

      Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of Auguat 31, 1997.


                                  Name of                              % of
Name and Address                  Fund/Class               No. of Shares     Class
----------------                  ----------               -------------     ----------

FUBS & Co. FEBO                    Short-Intermediate/A          104,641               5.77%
Ronald L. Spector
D/B/A River Walk
1800 Second Street, Suite 808
Sarasota, FL 34236-5904

FUBS & Co. FEBO                    Short-Intermediate/C           11,335       10.90%
Dreamland Skating Rink Inc
PO Drawer 13207
Pensacola, FL 32591-3207

MLPF&S for sole benefit            Short-Intermediate/C           10,680       10.27%
of its customersAttn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl.
Jacksonville, FL 32246-6484

Florida Osteopathic                Short-Intermediate/C           10,373        9.98%
Medical Assoc.
2007 Apalachee Pky
Tallahassee, FL 32301-4847

FUBS & Co. FEBO                    Short-Intermediate/C            6,963        6.70%
Rachel W. Fort and Edward C Fort
2737 Stockton St.
Winston Salem, NC 27127

FUBS & Co. FEBO                    Short-Intermediate/C            5,573        5.36%
Victor Wozniak and
Vermell Wozniak Dreamland Trst
PO Drawer 13207
Pensacola, FL 32591-3207

FUBS & Co. FEBO                    Short-Intermediate/C            5,402        5.20%
Emmaus Lutheran Church
2500 So. Volusia Ave.
Orange City, FL 32763-9124

PaineWebber for the                Short-Intermediate/C            5,199        5.00%
benefit of Robert Bowen &
Mona Carpenter-Bowen
Jt Ten Wros
1686 Massachusetts Ave.
Lunenburg, MA 01462-1843

First Union National Bank         Short-Intermediate/Y        18,345,872       49.60%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank          Short-Intermediate/Y       18,249,273        49.33%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

FUBS & Co. FEBO                    Evergreen Intermediate/B        9,843       8.56%
Veronica B. Birdsong
1255 B Road
Loxahatchee, FL 33470-4248

First Union Natl Bank-FL           Evergreen Intermediate/B        15,110     13.15%
C/F Lurene N. Roser IRA
5200 N. Ocean Dr. Apt. 17D
Singer Island, FL 33404-2618

FUBS & Co. FEBO                    Evergreen Intermediate/B         9,745      8.48%
Frances E. Clyma Rev Trust
Frances E. Clyma and
Robert L. Mastin Co-Tttees
U/A/D 01/25/96
Palm Beach Garde, FL 33410

FUBS & Co. FEBO                    Evergreen Intermediate/B         7,907      6.88%
Mary Louise Chatman
Flora Louise Chatman Wages POA
9532 Ft. Foote Road
Ft. Washington, MD 20744-5753

Margaret S. Collins                Evergreen Intermediate/C         2,106     73.72%
1106 Lothian Drive
Tallahassee, FL 32312-2836

Peter M. Kopp and                  Evergreen Intermediate/C           495     17.33%
Mary Jean Kopp JtWros
C/O OC International
5801 North Union Blvd.
Colorado Springs, CO 80918

FUBS & Co. FEBO                    Evergreen Intermeidate/C           246      8.60%
Chris J. Thigpen
4497 Pineland Dr.
Evans, GA 30809-3233

First Union National Bank          Evergreen Intermediate/Y    10,131,742     64.61%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002


First Union National Bank         Evergreen Intermediate/Y     5,508,432      35.13%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union Bank-CT C/F Inc       Intermediate Government/A        8,663     15.09%
F/B/O Zeno Chicarilli PSP
Attn: Zeno Chicarilli
2 Cobblefield Lane
Guilford, CT 06437-2384

FUBS & Co. FEBO                   Intermediate Government/A        7,023     12.24%
Upper Saucon Volunteer Fire
Department #1
C/O Joseph Hoffstetter
4888 Lanark Rd.
Center Valley, PA 18034-8605

NJ State Fireman's Assoc.         Intermediate Government/A        5,258      9.20%
Of Morris Township
11 Catalpa Rd.
Morristown, NJ 07960-6132

Ignaz Keglovits &                 Intermediate Government/A        4,755      8.28%
Mary Keglovits Jtten
15 North 9th Street
Coplay, PA 18037-1527

Doris Mack                        Intermediate Government/A        4,412      7.69%
8 Mountain View Dr.
Chester, NJ 07930-3104

FUBS & Co. FEBO                   Intermediate Government/A        3,051      5.32%
Alice T. Brophy
30 Rosedale Ave.
Madison, NJ 07940-2146

FUBS & Co. FEBO                   Intermediate Government/B       10,160     17.29%
Joseph Kacsur
7040 Woodside Oak Circle
Sarasota, FL 34231-5565

FUBS & Co. FEBO                   Intermediate Government/B        9,921     16.88%
Carmela M. Woodruff
1 College Lane Apt 86
Brevard, NC 28712

FUBS & Co. FEBO                   Intermediate Government/B        9,833     16.73%
Frances E. Clyma Rev Trust
Frances E. Clyma and
Robert L Mastin Co-Ttees
U/A/D 01/25/96
Palm Beach Garde, FL 33410

FUBS & Co. FEBO                   Intermediate Government/B        3,444      5.86%
First Union Natl Bank/TN F/B/O
Geri McNamara Loan Account
Attn: Tracy Brown
600 S. Main St.
Goodlettsville, TN 37072-1701

First Union Natl Bank-TN C/F      Intermediate Government/B        3,392      5.77%
William E. Bass Sr. IRA
102 Grace Drive
Goodlettsville, TN 37072-3537

FUBS & Co. FEBO                   Intermediate Government/B        3,193      5.43%
Loretta Bukowski and
Helen Bukowski
8860 Taft Street
Pembroke Pines, FL 33024-4635

FUBS & Co. FEBO                   Intermediate Government/B        3,182      5.47%
Howard J. Carroll
4019 N. Chesterbrook Road
Arlington, VA 22207-4635

Donaldson Lufkin Jenrette         Intermediate Government/C       10,753     89.85%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052

MLPF&S for sole benefit           Intermediate Government/C        1,185      9.90%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank         Intermediate Government/Y     6,111,264    85.32%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002

First Union National Bank         Intermediate Government/Y     1,018,405    14.22%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002

Smith Barney Inc.                 Capital Preservation/A          243,272    14.78%
00154924733
388 Greenwich Street
New York, NY 10013

MLPF&S for the sole benefit       Capital Preservation/A          287,313    16.24%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

Gary W. Grant &                   Capital Preservation/A          112,183     6.81%
Eva Grant Jt/Wros
10906 Wickline
Houston, TX  77024

MLPF&S for the sole benefit       Capital Preservation/B          420,391    13.24%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for sole benefit           Capital Preservation/C           80,684    19.86%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

St. Ann's Catholic Church         Capital Preservation/C          20,673      5.09%
Attn: Fr Peter McKenna
PO Box 256
La Vernia, TX 78121-0256

MLPF&S for the sole benefit       Keystone Intermediate/A        251,460     22.38%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette         Keystone Intermediate/A         64,213      5.71%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052

MLPF&S for the sole benefit       Keystone Intermediate/B        167,500     13.80%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for sole benefit           Keystone Intermediate/C         206,121    28.80%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

NFSC FEBO #BNG-522228             Keystone Intermediate/C          36,285     5.07%
Ctr for the Advancement of HLT
Rena Convissor
k2000 Florida Ave. NW
Suite 210
Washington, DC  20009-1231

                           INVESTMENT ADVISERS

        (See also "Management of the Funds" in each Fund's Prospectus) The investment adviser of Short-Intermediate, Evergreen Intermediate and Intermediate Government is First Union National Bank ("FUNB"), located at 201 South College Street, Charlotte, North Carolina 28288 which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. FUNB provides investment advisory services to the Funds through its Capital Management Group ("CMG"). Keystone Investment Management Company ("Keystone"), a subsidiary of FUNB located at 200 Berkeley Street, Boston, Massachusetts 02116, is investment adviser to Capital Preservation and Keystone Intermediate.

     Under their respective Investment Advisory Agreements with each Fund, CMG and Keystone (each an "Adviser" and, collectively, the "Advisers") have agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, the Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

        The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below. Prior to December 11, 1997, Keystone Management Inc., ("Keystone Management") provided investment management services to Keystone Intermediate. Keystone, the Fund's investment adviser, was entitled to a certain percentage of the fee paid by the Fund to Keystone Management, and was paid by Keystone Management. Total dollar amounts paid by the Fund to Keystone Management, the Fund's former investment manager, for investment management and administrative services rendered, are inclusive of the amounts paid to by Keystone Management to Keystone for investment advisory services are shown:

                                                                                    Six Months
SHORT-INTERMEDIATE                           Year Ended            Year Ended        Ended

                                             06/30/97              6/30/96           6/30/95
                                             ---------             --------         --------

Advisory Fee                                 $1,998,063            $1,951,949        $961,697

                                             =========             =========        =========


                                                                   Ten Months
EVERGREEN                                    Year Ended            Ended             Year Ended
INTERMEDIATE                                 06/30/97              6/30/96           8/31/95

                                             ----------            ----------       ---------

Advisory Fee                                 $987,044              $600,081          $544,577
Waiver                                       (      0)             ( 64,983)         (128,003)

                                             --------              --------          --------
Net Advisory Fee                             $987,044              $535,098          $416,574

                                             =========             =========        =========


                                                                   Ten Months
INTERMEDIATE                                 Year Ended            Ended             Year Ended
GOVERNMENT                                   06/30/97              06/30/96          8/31/95

                                             ----------            --------          --------
Advisory Fee                                 $546,941              $506,065          $634,185
Waiver                                       ( 73,557)              (61,160)        (144,507)

                                             ---------            ---------         --------
Net Advisory Fee                             $473,384              $444,905          $489,678

                                             =========            =========         =========


                                             Nine Months
CAPITAL                                      Ended                Year Ended        Year Ended
PRESERVATION                                 06/30/97             09/30/96          09/30/95
                                             ----------           --------          --------
Advisory Fee                                 $284,977             $493,147          $605,247
Waiver/Reimb.                                (245,255)            (341,016)         (503,005)

                                             ----------           --------          --------
Net Advisory Fee                             $ 39,722             $152,131          $102,242

                                             ==========           =========         =========

                                             Eleven Months
KEYSTONE                                     Ended               Year Ended       Year Ended
INTERMEDIATE                                 06/30/97             07/31/96          07/31/95


Advisory Fee                                 $202,102             $273,644          $291,834

Waiver/Reimb.                                (145,636)            (191,096)        (207,571)
                                             --------              --------        --------
Net Advisory Fee                             $ 56,466             $ 82,548         $ 84,263
                                             ========             =========        ========

Expense Limitations

         Keystone voluntarily limits the annual expenses, excluding indirectly paid expenses, of Class A, Class B and Class C shares to 0.90%, 1.65% and 1.65% of average net class assets, respectively, for Capital Preservation and to 1.10%, 1.85% and 1.85% of average net class assets, respectively, for Keystone Intermediate. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of the Trust's Trustees or by the Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. Each Investment Advisory Agreement continues for two years from its effective date and will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. An Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Advisers to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by each Adviser to the accounts involved, including the Funds. When two or more clients of an Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

       Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset Management Corp., a subsidiary of FUNB ("Evergreen Asset"), Keystone or FUNB act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, Keystone, FUNB or their affiliates. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

     Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust.

     Prior to January 19, 1996, SEI Financial Management Company acted as administrator for Evergreen Intermediate and Intermediate Government. For the ten months ended June 30, 1996, and the fiscal year ended August 31, 1995 Evergreen Intermediate incurred $97,364 and $154,291, respectively, in administrative service costs. For ten months ended June 30, 1996 and the fiscal year ended August 31, 1995 Government incurred $91,283 and $179,686, respectively, in administrative service costs.

     Commencing July 8, 1995, in the case of Evergreen Investment Trust, and on January 19, 1996, in the case of The Evergreen Lexicon Fund, Evergreen Asset began providing administrative services to each of the portfolios of the Trusts for a fee based on the average daily net assets of each Fund administered by Evergreen Asset for which FUNB affiliates also served as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion;
 .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to Short-Intermediate, Evergreen Intermediate and Intermediate Government subject to the supervision and control of the Trustees of each Trust. As administrator, EKIS provides facilities, equipment and personnel to the Funds and is entitled to receive a fee based on the average daily net assets of all mutual funds for which CMG, Keystone or Evergeen Asset serve as investment adviser, calculated in accordance with the following schedule:.050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         EKIS also provides administrative services to Capital Preservation and Keystone Intermediate on behalf of their investment adviser.

         Prior to January 1, 1997, Furman Selz LLC, an affiliate of Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc., distributor for the Evergreen Keystone funds (the "Distributor"), served as sub-administrator to Short-Intermediate, Evergreen Intermediate and Intermediate Government and was entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB affiliates also served as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion.

         BISYS Fund Services ("BISYS"), an affiliate of EKD, now serves as sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds for which FUNB, Evergreen Asset, Keystone or any affiliate of First Union serves as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of mutual funds for which Evergreen Asset, FUNB or Keystone serve as investment adviser as of June 30, 1997 were approximately $30.5 billion.

         For the fiscal years ended June 30, 1997 and 1996, and the fiscal period ended June 30, 1995, Short-Intermediate incurred $167,636, $205,938 and $159,002, respectively, in administrative service costs.

         For the fiscal year ended June 30, 1997, the fiscal period ended June 30, 1996 and the fiscal year ended August 31, 1995, Evergreen Intermediate incurred $69,536, $97,364 and $154,291, respectively, in administrative service costs.

         For the fiscal year ended June 30, 1997, the fiscal period ended June 30, 1996 and the fiscal year ended August 31, 1995, Intermediate Government incurred $38,083, $91,283 and $179,686, respectively, in administrative service costs.

         For the fiscal period ended June 30, 1997, and the fiscal years ended September 30, 1996 and 1995, Capital Preservation incurred $34,481, $24,177 and $17,744 in administrative service costs.

         For the fiscal period ended June 30, 1997, and the fiscal years ended July 31, 1996 and 1995, Keystone Intermediate incurred $11,267, $23,963 and $17,790 in administrative service costs.

                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Short-Intermediate, Evergreen Intermediate and Intermediate Government have adopted Shareholder Services Plans whereby shareholder servicing agents may receive fees from each Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of a Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class. Any Plan, Shareholder Service Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

         The  Funds  incurred  the  following   Distribution   Plan  and,  where
applicable, Shareholder Services Plan fees:

Distribution Fees:

Short-Intermediate. For the fiscal year ended June 30, 1997 $18,961, $222,264 and $10,470 on behalf of Class A, Class B and Class C shares.

Evergreen Intermediate. For the fiscal year ended June 30, 1997 $6,972, $7,180 and $255 on behalf of Class A, Class B and Class C shares.

Intermediate Government. For the fiscal year ended June 30, 1997 $2,047, $6,442 and $242 on behalf of Class A, Class B and Class C shares.

Capital Preservation. For the fiscal period ended June 30, 1997 $28,581, $285,293 and $32,267 on behalf of Class A, Class B and Class C shares.

Keystone Intermediate. For the fiscal period ended June 30, 1997 $24,268, $129,648 and $74,834 on behalf of Class A, Class B and Class C shares.

Shareholder Services Fees:

Short-Intermediate. For the fiscal years ended June 30, 1997 and 1996, $55,566 and $47,700, respectively, on behalf of Class B shares; and $2,618 and $2,221, respectively, on behalf on Class C shares.

                             ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

      A portion of any transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

      It is anticipated that most of each Fund's purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. The extent of receipt of such services would tend to reduce the expenses of the Adviser or its affiliates.

         For the fiscal period ending June 30, 1997, none of the Funds paid commissions to affiliated brokers.

         None of the Funds, with the exception of Keystone Intermediate, paid brokerage commissions for each of their three most recent fiscal periods. Keystone Intermediate paid no brokerage commissions for the fiscal periods ended June 30, 1997 and July 31, 1996. For the fiscal year ended July 31, 1995, the Fund paid $34,700 in brokerage commissions.

                           ADDITIONAL TAX INFORMATION

             (See also "Other Information - Dividends, Distributions,
                                           and Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months this provision is repealed; and (c) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

      Distributions  of the  excess  of net  long-term  capital  gain  over  net short-term  capital  loss are taxable to  shareholders  (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders (who are not exempt from tax) as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

      Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

      Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Long term capital gains on assets held for more than 18 months are taxable at a maximum rate of 28%; such gains on assets held for more than 18 months are taxable at a maximum rate of 20%. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                 NET ASSET VALUE

        The following information supplements that set forth in each Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

        The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge "Alternative". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class Band Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares)as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government) Shareholder Service Plan fee and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

       To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York.

         In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


                               PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

      Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m Eastern time. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Short-Intermediate, Evergreen Intermediate and Intermediate Government issue four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. Capital Preservation and Keystone Intermediate offer Class A, Class B and Class C shares. Each class of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Short- Intermediate, Evergreen Intermediate and Intermediate Government are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and, where applicable, Shareholder Service Plan fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B or Class C shares.

         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares if available through their broker-dealers.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the
Prospectus for each Fund, less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,00 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund for at the end of each Fund's latest fiscal period.

                           Date                 Net Asset              Per Share               Offering
                                                Value                  Sales                   Price
                                                                       Charge                  Per Share
Short-                     6/30/97              9.83                   0.33                    10.16
Intermediate
Evergreen                  6/30/97              10.17                  0.34                    10.51
Intermediate

Intermediate               6/30/97              10.02                  0.34                    10.36
Government

Capital                    6/30/97              9.80                   0.33                    10.13
Preservation

Keystone                   6/30/97              8.93                   0.30                    9.23
Intermediate

         With respect to Short-Intermediate, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through June 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                                               Six Months
SHORT-               Year Ended          Year Ended               Ended
INTERMEDIATE          06/30/97            06/30/96               06/3/95

Commissions
Received               52,484              $74,999               $39,906
Commissions            6,833                9,560                 1,334
Retained

         With respect to Evergreen Intermediate and Intermediate Government, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the principal underwriter of portfolios of The Evergreen Lexicon Fund. For the period from July 8, 1995 through June 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                                               Six Months
                    Year Ended          Year Ended               Ended
                     06/30/97            06/30/96               06/3/95

EVERGREEN
INTERMEDIATE
Commissions           3,201                 ---                   ---
Received
Commissions            504                  ---                   ---
Retained


                                                              Six Months
INTERMEDIATE        Year Ended          Year Ended               Ended
GOVERNMENT           06/30/97            06/30/96               06/3/95

Commissions            522                  ---                   ---
Received
Commissions             77                  ---                   ---
Retained

         With respect to Capital Preservation and Keystone Intermediate, the following commissions were paid to and amounts were retained by EKIS which prior to December 1, 1996, was the distributor for Capital Preservation and Keystone Intermediate. Since that date, commissions have been paid to and amounts retained by the current Distributor as noted below:


                         Period
CAPITAL                  Ended             Year Ended            Year Ended
PRESERVATION            06/30/97            09/30/96              09/30/95
Commissions             $305,542            $490,274              $750,634
Received
Commissions             244,211              397,085               630,122
Retained



                         Period
KEYSTONE                 Ended             Year Ended            Year Ended
INTERMEDIATE            06/30/97            07/31/96              07/31/95
Commissions             $236,373            $300,084              $330,026
Received
Commissions             166,717              86,191                131,149
Retained

         Investors  choosing the front-end  sales charge  alternative  may under
certain circumstances  be  entitled  to  pay  reduced  sales charges.   The
circumstances under which such investors may pay reduced sales charges are described below.


         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

           (i)  the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor and(b) all such shares of any other Evergreen Keystone fund held by the investor; and

         (iii)  the net asset value of all shares described in paragraph; and

          (iv)  shares owned by another shareholder eligible to combine his or
                her  purchase   with  that  of  the  investor  into  a  single
                "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of Class A shares of the Fund or any other Evergreen Keystone fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, as applicable, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, as applicable, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


                       GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     Short-Intermediate is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Evergreen Intermediate and Intermediate Government are each separate series of The Evergreen Lexicon Fund, a Massachusetts business trust. Capital Preservation and Keystone Intermediate are each a Massachusetts business trust. The Trusts are governed by separate Boards of Trustees.

    Short-Intermediate, Evergreen Intermediate and Intermediate Government may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Capital Preservation and Keystone Intermediate may issue an unlimited number of shares with no par value. All shares of the Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

     Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

     Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

     The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

     In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

     Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

         EKD (the "Distributor"), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

         EKD replaces EKIS as Distributor of Capital Preservation and Keystone Intermediate. EKIS may no longer act as principal underwriter of such Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Funds as discussed above, EKIS may continue to receive compensation from Capital Preservation and Keystone Intermediate or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of a Fund, subject to certain restrictions.

Counsel

           Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

     KPMG Peat Marwick LLP has been selected to be the independent auditors of the Funds.


                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Evergreen Intermediate and Intermediate Government, Class B and Class C shares were not being offered as of August 31, 1995. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.

                                       1 Year           3 Years          5 Years          10 Years             From
                                        Ended            Ended            Ended            Ended            Inception*
                                       6/30/97          6/30/97          6/30/97          6/30/97           to 6/30/97
SHORT-INTERMEDIATE
Class A                                 3.30%            5.62%            5.05%             N/A               7.14%
Class B                                 0.78%            4.98%             N/A              N/A               4.17%
Class C                                 4.77%             N/A              N/A              N/A               5.73%
Class Y                                 6.88%            6.92%            5.92%             N/A               7.01%

EVERGREEN
INTERMEDIATE
Class A                                 3.41%             N/A              N/A              N/A               5.24%
Class B                                 0.91%             N/A              N/A              N/A              (1.15%)
Class C                                 4.91%             N/A              N/A              N/A               5.31%
Class Y                                 6.97%            7.18%            6.60%             N/A               7.13%

INTERMEDIATE
GOVERNMENT
Class A                                 2.55%             N/A              N/A              N/A               4.38%
Class B                                 0.03%             N/A              N/A              N/A              (0.66%)
Class C                                 4.03%             N/A              N/A              N/A               4.85%
Class Y                                 6.08%            6.19%            5.38%             N/A               5.82%

CAPITAL
PRESERVATION
Class A                                 3.26%             N/A              N/A              N/A               5.84%
Class B                                 1.04%            4.59%            3.80%             N/A               4.51%
Class C                                 5.05%            5.54%             N/A              N/A               4.55%

KEYSTONE
INTERMEDIATE
Class A                                 5.30%            6.34%            5.89%            6.56%               N/A
Class B                                 3.17%            5.82%             N/A              N/A               4.61%
Class C                                 7.06%            6.67%             N/A              N/A               4.96%
-------------------------------------------------------------------------------------------------------------------



*                                                         INCEPTION DATE
SHORT-INTERMEDIATE               Class A                 January 3, 1989
                                 Class B                January 25, 1993
                                 Class C               September 6, 1994
                                 Class Y                 January 4, 1991
EVERGREEN INTERMEDIATE           Class A                     May 2, 1995
                                 Class B                January 30, 1996
                                 Class C                  April 29, 1996
                                 Class Y                November 1, 1991
INTERMEDIATE GOVERNMENT          Class A                     May 2, 1995
                                 Class B                February 9, 1996
                                 Class C                  April 10, 1996
                                 Class Y                November 1, 1991
CAPITAL PRESERVATION             Class A               December 30, 1994
                                 Class B                    July 1, 1991
                                 Class C                February 1, 1993
KEYSTONE INTERMEDIATE            Class A               February 13, 1987
                                 Class B                February 1, 1993
                                 Class C                February 1, 1993

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the Securities and Exchange Commission's yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:
                                            6
                           YIELD = 2[(a-b+1) -1]
                            -------------------
                                    cd

Where    a = Interest earned during the period

         b = Expenses  accrued for the period (net of  reimbursements)

         c = The  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of each Fund for the thirty-day period ended June 30, 1997 for each Class of shares offered by the Funds is set forth in the table below:


 SHORT-INTERMEDIATE                EVERGREEN  INTERMEDIATE
 Class A - 5.99%                     Class A - 5.57%
 Class B - 5.29%                     Class B - 4.81%
 Class C - 5.28%                     Class C - 4.83%
 Class Y - 6.30%                     Class Y - 5.82%

 INTERMEDIATE GOVERNMENT           CAPITAL PRESERVATION
  Class A - 5.25%                  Class A - 5.81%
  Class B - 4.44%                  Class B - 5.22%
  Class C - 4.17%                  Class C - 5.25%
  Class Y - 5.49%

 KEYSTONE  INTERMEDIATE
 Class A - 5.82%
 Class B - 5.25%
 Class C - 5.26%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

              From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers Intermediate Government Bond Index, or any other commonly quoted index of common stock and bond prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Lehman Brothers Intermediate Government Bond Index are unmanaged indices of selected common stock and bond prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

              Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements for the fiscal period ended June 30, 1997 and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Funds' Annual Report, as filed with the SEC pursuant to Section 30(d) of the 1940 Act and Rule 30d-1 thereunder.

         You may obtain a copy of the Funds' Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

                                   APPENDIX A
               DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL
                                  PAPER RATINGS

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

               AA  -  Debt  rated  AA  also   qualifies  as  high  quality  debt
obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

              A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors  Service.  A brief description of the applicable   rating
symbols Moody's Investors Service, Inc. and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not  distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                      KEYSTONE INTERMEDIATE TERM BOND FUND

                                     PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits


Item 24(a).       Financial Statements

The following financial statements are incorporated by reference to Registrant's Annual Report dated June 30, 1997.


Schedule of Investments                              June 30, 1997

Financial Highlights

Class A                                              For the eleven-month period
                                                     ended June 30, 1997, each
                                                     of the years in the
                                                     nine-year period ended
                                                     July 31, 1996, and the
                                                     period from February 13,
                                                     1987 (Commencement of
                                                     Operations) to July 31,
                                                     1987

Class B For the eleven-month period ended June 30, 1997, each of the years in the three-year period ended
                                                     July 31, 1996, and the
                                                     period from February 1,
                                                     1993 (date of initial
                                                     public offering) to July
                                                     31, 1993

Class C For the eleven-month period ended June 30, 1997, each of the years in the three-year period ended
                                                     July 31, 1996, and the
                                                     period from February 1,
                                                     1993 (date of initial
                                                     public offering) to July
                                                     31, 1993

Statement of Assets and Liabilities                  June 30, 1997

Statement of Operations                              For the eleven-month period
                                                     ended June 30, 1997 and
                                                     the year ended July 31,
                                                     1996

Statements of Changes in Net Assets                  For the eleven-month period
                                                     ended June 30, 1997 and
                                                     each of the years in the
                                                     two-year period ended
                                                     July 31, 1996

Notes to Financial Statements

Independent Auditors' Report                         August 8, 1997

Item 24(b).       Exhibits
(1) Registrant's Declaration of Trust, as supplemented (the "Declaration of Trust")(1)

(2)  (a) Registrant's By-Laws(1)
     (b) Amendment to By-Laws(2)

(3)  Not applicable.

(4)  (a) The Declaration of Trust Articles III, V, VI and VIII(1)
     (b) Registrant's By-Laws, as amended, Article 2., Section 2.5(1)

(5) (a) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company ("KIMCO")(the "Advisory Agreement")
     (1)

(6) (a) Principal Underwriting Agreements between Registrant and Evergreen Keystone Distributor, Inc. ("EKD") for each class of the Registrant's shares (the "Principal Underwriting Agreements")(2)
     (b) Form of Dealer Agreement used by EKD(2)

(7)  Not applicable.

(8) Custodian, Fund Accounting and Recordkeeping Agreements, as amended, with State Street Bank and Trust Company(1)

(9) (a) Form of Marketing Services Agreement between EKD and Evergreen Keystone Investment Services, Inc. ("EKIS") (the "Marketing Services Agreement")(2)
     (b) Form of Sub-Adminstrator Agreement between KIMCO and BISYS Fund Services (the "Sub-Administrator Agreement")(2)
     (c) Principal Underwriting Agreements with EKIS, Registrant's former principal underwriter (each a "Continuation Agreement")(2)

(10) Opinion and consent of counsel as to the legality of securities registered by the Fund(2)

(11) Independent Auditors' Consent(2)

(12) Not applicable.

(13) (a) Subscription Agreements(3)
     (b) Release of one Subscription Agreement and a new Subscription
     Agreement(4)

(14) Model plans used in the establishment of retirement plans in connection with which the Registrant offers securities(5)

(15) Registrant's Class A, B and C Distribution Plans, adopted pursuant to Rule 12b-1(1)

(16) Schedules for computation of performance quotations(2)

(17) Financial Data Schedules(2)

(18) Registrant's Multiple Class Plan adopted pursuant to Rule 18f-3 (6)

(19) Powers of Attorney(7)
------------------

(1) Filed with Post-Effective Amendment No. 18 ("Post-Effective Amendment No. 18") to Registration Statement No. 33-11048/811-4952 (the "Registration Statement") and incorporated by reference herein.

(2)  Filed herewith.

(3)  Filed with the Registration Statement and incorporated by reference herein.

(4) Filed with Pre-Effective Amendment No. 2 to the Registration Statement and are incorporated by reference herein.

(5) Filed with Post-Effective Amendment No. 66 to the Registration Statement No. 2-10527/811-96 of Keystone Custodian Fund, Series K-1 and incorporated by reference herein.

(6) Filed with Post-Effective Amendment No. 17 to the Registration Statement and incorporated by reference herein.

(7) Filed with Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference herein.

Item 25. Persons Controlled by or under Common Control with Registrant

                  Not applicable.

Item 26. Number of Holders of Securities
                                                   Number of Record
         Title of Class                     Holders as of August 31, 1997
         --------------                     --------------------------------

         Shares of Beneficial
         Interest, without par
         value:
               Class A                                 542
               Class B                                 549
               Class C                                 325


Item 27. Indemnification

Provisions for the indemnification of the Registrant's Trustees and officers are contained in Article VIII of the Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 18 and incorporated by reference herein.

Provisions for the indemnification of Keystone Investment Distributors Company, the Registrant's Principal Underwriter, are contained in Section 9 of the Underwriting Agreements, copies of which were filed with Post-Effective Amendment No. 18 and incorporated by reference herein.

Provisions for the indemnification of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and adviser, respectively, are contained in Section 6 of the Management Agreement and
Section 5 of the Advisory Agreement, copies of which were filed with Post-Effective Amendment No. 18 and incorporated by reference herein.


Item 28. Businesses and Other Connections of Investment Adviser

         The following table lists the names of the various officers and directors of KIMCO, Registrant's investment adviser, and their respective positions. For each named individual, the tables list, for at least the past two fiscal years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY


                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Senior Vice President
Elfner, III*                         the Board,                 First Union Keystone, Inc.
                                     Chief Executive            Keystone Asset Corporation
                                     Officer                  President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.

Herbert L.                         Senior Vice                None
Bishop, Jr.*                         President

Donald C. Dates*                   Senior Vice                None
                                    President

Gilman Gunn*                       Senior Vice                None
                                    President,
                                    Chief Investment
                                    Officer

Edward F.                          Senior Vice                Formerly Senior Vice President,
Godfrey*                            President,                Chief Financial Officer and Treasurer:
                                    Chief Operating             First Union Keystone, Inc.
                                    Officer                     Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.

Rosemary D.                        Senior Vice                Senior Vice President:
Van Antwerp*                        President,                  Evergreen Keystone Service Company
                                    Secretary                   Senior Vice President and Secretary:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

J. Kevin Kenely*                   Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

John D. Rogol*                     Vice President             Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.

Christopher P.                     Senior Vice                None
Conkey*                             President, Chief
                                    Investment Officer

J. Gary Craven*                    Senior Vice                None
                                    President

Richard Cryan*                     Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane*                           President

Betsy Hutchings*                   Senior Vice                None
                                    President

Walter T.                          Senior Vice                None
McCormick*                          President

James F. Angelos**                 Vice President,            None
                                     Chief Compliance
                                     Officer

John Addeo*                        Vice President             None

Andrew Baldassarre*                Vice President             None

David Benhaim*                     Vice President             None

Donald Bisson*                     Vice President             None

Francis X. Claro*                  Vice President             None

Kristine R.                        Vice President             None
Cloyes*

Patrick T. Bannigan**              Vice President             None

Liu-Er Chen*                       Vice President             None

George E. Dlugos*                  Vice President             None

Antonio T. Docal*                  Vice President             None

Dana E. Erikson*                   Vice President             None

Gordon M. Forrester*               Vice President             None

Thomas L. Holman*                  Vice President             None

George J. Kimball*                 Vice President             None

JoAnn L. Lyndon*                   Vice President             None

Craig Lewis*                       Vice President             None

John C.                            Vice President             None
Madden, Jr.*

Eleanor H. Marsh*                  Vice President             None

James D. Medvedeff*                Vice President             None

Stanley  M. Niksa*                 Vice President             None

Jonathan A. Noonan*                Vice President             None

Robert E. O'Brien*                 Vice President             None

Margery C. Parker*                 Vice President             None

William H. Parsons*                Vice President             None

Joyce W. Petkovich*                Vice President             None

Gary E. Pzegeo*                    Vice President             None

Harlen R. Sanderling*              Vice President             None

Thomas W. Trickett*                Vice President             None

Kathy K. Wang*                     Vice President             None

Judith A. Warners*                 Vice President             None

Peter Willis*                      Vice President             None

Walter Zagrobski*                  Vice President             None


     *Located at Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116.
    **Located at First Union National Bank, 301 South College Street, Charlotte, North Carolina 28288

ITEM 29.  PRINCIPAL UNDERWRITER

     Evergreen Keystone Distributor, Inc.
     The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity  Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen Virginia Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
   Evergreen Latin America Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
   Keystone Quality Bond Fund (B-1)
   Keystone Diversified Bond Fund (B-2)
   Keystone High Income Bond Fund (B-4)
   Keystone Balanced Fund (K-1)
   Keystone Strategic Growth Fund (K-2)
   Keystone Growth and Income Fund (S-1)
   Keystone Small Company Growth Fund (S-4)
   Keystone Capital Preservation and Income Fund
   Keystone Fund for Total Return
   Keystone Global Opportunities Fund
   Keystone Global Resources and Development Fund
   Keystone Government Securities Fund
   Keystone Institutional Adjustable Rate Fund
   Keystone Institutional Trust
        Keystone Institutional Small Capitalization Growth Fund
   Keystone Intermediate Term Bond Fund
   Keystone International Fund Inc.
   Keystone Omega Fund
   Keystone Precious Metals Holdings, Inc.
   Keystone Small Company Growth Fund II
   Keystone State Tax Free Fund
        Keystone New York Tax Free Fund
        Keystone Pennsylvania Tax Free Fund
        Keystone Massachusetts Tax Free Fund
        Keystone Florida Tax Free Fund
   Keystone State Tax Free Fund - Series II
        Keystone Missouri Tax Free Fund
        Keystone California Tax Free Fund
   Keystone Strategic Income Fund
   Keystone Tax Free Fund
   Keystone Tax Free Income Fund

Item 29(c). - Not applicable



Item 30. Location of Accounts and Records

              Keystone Investment Management Company
              200 Berkeley Street
              Boston, Massachusetts 02116-5034

              State Street Bank and Trust Company
              1776 Heritage Drive
              Quincy, Massachusetts 02171

              Iron Mountain
              3431 Sharp Slot Road
              Swansea, Massachusetts 02277

Item 31. Management Services

              Not applicable.

Item 32. Undertakings

              Registrant hereby undertakes to furnish each person to whom a copy of the Registrant's prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and The Commonwealth of Massachusetts, on the 4th day of September, 1997.

                                            KEYSTONE INTERMEDIATE TERM BOND FUND


                                            By:/s/ George S. Bissell
                                               ---------------------------
                                               George S. Bissell


/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

                                        /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonnell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee


*By:/s/ Rosemary D. Van Antwerp
-------------------------------
Rosemary D. Van Antwerp**
Attorney-in-Fact


** Rosemary D. Van Antwerp, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and incorporated by reference to Post-Effective Amendment No. 20.

                               INDEX TO EXHIBITS

Exhibit Number        Exhibit
--------------        -------

      1               Declaration of Trust(1)

      2      (a)      By-Laws(1)
             (b)      Amendment to By-Laws(2)

      5               Advisory Agreement(2)

      6      (a)      Underwriting Agreements(2)
             (b)      Dealers Agreement(2)

      8               Custodian, Fund Accounting
                        and Recordkeeping Agreements, as amended(1)

      9      (a)      Form of Marketing Services Agremeent(2)
             (b)      Form of Sub-Administrator Agfeement(2)
             (c)      Continuation Agreements(2)

     10               Opinion and Consent of Counsel(2)

     11               Independent Auditors' Consent(2)

     13      (a)      Subscription Agreements(3)
             (b)      Copy of Release of one Subscription Agreement and a new
                      Subscription Agreement(4)

     14               Model Retirement Plans(5)

     15               Class A, B and C Distribution Plans(1)

     16               Performance Data Schedules(2)

     17               Financial Data Schedules (Exhibit 27)(2)

     18               Multiple Class Plan(6)

     19               Powers of Attorney(7)

----------------------------------

     1 Incorporated by reference herein to Post-Effective Amendment No. 18 to the Registration Statement.

     2 Filed herewith.

     3 Incorporated by reference herein to the Registration Statement.

     4 Incorporated by reference herein to Pre-Effective Amendment No. 2 to the Registration Statement.

     5 Incorporated by reference herein to Post-Effective Amendment No. 66 to the Registration Statement No. 2-10527/811-96.

     6 Incorporated by reference herein to Post-Effective Amendment No. 17 to the Registration Statement.

     7 Incorporated by reference herein to Post-Effective Amendment No. 20 to the Registration Statement.